PURCHASE AND SALE AGREEMENT

Dated as of June 14, 2007

by and among

NEVADA GOLD & CASINOS, INC.,
NEVADA GOLD NY, INC.,

And

SOUTHERN TIER ACQUISITION II, LLC
and ONEIDA ENTERTAINMENT LLC

TABLE OF CONTENTS

PAGE

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this "Agreement") is made and entered into as of June 14, 2007 (the "Effective Date"), by and between (a) Nevada Gold & Casinos, Inc., a Nevada corporation ("NG Parent"), (b) Nevada Gold NY, Inc., a New York corporation ("Nevada Gold," and together with NG Parent, individually or collectively, the "Selling Member"), (c) Southern Tier Acquisition II, LLC, a New York limited liability company ("Southern Tier"), and (d) Oneida Entertainment LLC, a Delaware limited liability company ("Oneida," and together with Southern Tier, each is a "Purchaser" and, collectively, the "Purchasers"). Article 1 contains definitions of certain terms used herein and also provides cross-references to certain terms defined elsewhere in this Agreement.

WITNESSETH:

WHEREAS, Nevada Gold owns the number of membership interests in the Company ("Units") set forth opposite its name on Schedule I hereto;

WHEREAS, NG Parent owns the number of shares of common stock, no par value per share ("NG-TD Common Stock"), of Nevada Gold – Tioga Downs, Inc., a New York corporation ("NG-Tioga Downs"), set forth opposite its name on Schedule I hereto (which shares of NG-TD Common Stock constitute all of the issued and outstanding shares of NG-TD Common Stock);

WHEREAS, NG Parent owns the number of shares of common stock, no par value per share ("NG-VD Common Stock"), of Nevada Gold – Vernon Downs, Inc., a New York corporation ("NG-Vernon Downs"), set forth opposite its name on Schedule I hereto (which shares of NG-VD Common Stock constitute all of the issued and outstanding shares of NG-VD Common Stock); and

WHEREAS, the Selling Member desires to sell to the Purchasers, and the Purchasers desire to purchase from the Selling Member, all of the securities described above, upon the terms, subject to the conditions and in reliance on the representations and warranties contained in this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations, warranties and indemnities contained in this Agreement, the parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

1.1 Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

"Affiliate" shall mean, in reference to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common

control with, such Person; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person will be deemed to be control of such Person.

"Assigned Rights" shall mean, (a) with reference to the Transferred Southern Tier Securities, all right, title and interest in, to and under the Investment Documents with respect to the Transferred Southern Tier Securities, and (b) with reference to the Transferred Oneida Securities, all right, title and interest in, to and under the Investment Documents with respect to the Transferred Oneida Securities.

"Caterpillar" shall mean Caterpillar Financial Services Corporation.

"Caterpillar Guaranty" shall mean the Guaranty of Payment, dated as of October 17, 2006, by NG Parent in favor of Caterpillar, as in effect on the Effective Date.

"Caterpillar Lease" shall mean the Finance Lease, dated as of December 19, 2006, by and between NG-Vernon Downs and Caterpillar.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Company" shall mean American Racing and Entertainment, LLC, a New York limited liability company.

"Constituent Company" shall mean any of NG-Tioga Downs, NG-Vernon Downs, the Company or any Subsidiary of the Company.

"Encumbrance" shall mean any lien, charge, restriction, pledge, security interest, lease or sublease, claim, right of any third party, easement, mortgage, encroachment or encumbrance.

"Fiscal Year" shall have the meaning set forth in Exhibit A to the Operating Agreement.

"Governmental Entity" shall mean any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government, including, without limitation, the New York State Racing and Wagering Board, the New York State Division of the Lottery, the National Indian Gaming Commission and the Bureau of Indian Affairs.

"Infinium Contract" shall mean the Software License Agreement, dated May 31, 2005, by and between Infinium Software, Inc. and NG Parent (including all schedules and exhibits thereto), as amended supplemented or otherwise modified from time to time.

"Investment Documents" shall mean (a) with reference to the Units, the Articles of Organization of the Company and the Operating Agreement, (b) with reference to the shares of NG-TD Common Stock, the Certificate of Incorporation and By-Laws of NG-Tioga Downs, and (c) with reference to the shares of NG-VD Common Stock, the Certificate of Incorporation and By-Laws of NG-Vernon Downs.

"Liabilities" shall mean any and all debts, liabilities, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, asserted or not asserted, joint or several, known or unknown, determined, determinable or otherwise, whenever or however arising (including arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto.

"Loan Documents" shall mean, collectively, (a) the Loan Agreement, dated as of May 26, 2006, among the Company, the financial institutions parties thereto from time to time as lenders and Oneida Entertainment Holdings Inc. as collateral agent for such lenders, and the other "Loan Documents" as defined therein, and (b) the Senior Debt Documents as defined in the Loan Agreement referred to in clause (a) of this definition.

"Management Agreements" shall mean, collectively, (a) the Amended and Restated Tioga Downs Management Agreement, dated effective July 6, 2006, by and between NG-Tioga Downs and Tioga Downs Racetrack, LLC, and (b) the Amended and Restated Vernon Downs Management Agreement, dated effective July 6, 2006, by and between NG-Vernon Downs and Mid-State Raceway, Inc., each as amended, supplemented or otherwise modified from time to time.

"Party" shall mean each of (a) the Selling Member, (b) Southern Tier and (c) Oneida.

"NG Entities" shall mean, collectively, NG-Tioga Downs and NG-Vernon Downs.

"Operating Agreement" shall mean the Amended and Restated Operating Agreement of the Company, dated as of March 1, 2006, by and among the members of the Company, as the same may have been amended, supplemented or otherwise modified to the Effective Date.

"Permit" shall mean any license, permit, approval or other authorization granted, issued or given by a Governmental Entity.

"Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Entity.

"Profits or Losses" shall have the meaning set forth in Exhibit A to the Operating Agreement.

"Promissory Notes" shall mean, collectively, the Oneida Promissory Note and the Southern Tier Promissory Note.

"Related Persons" shall mean, with respect to any Person, such Person's parents, subsidiaries, Affiliates, joint ventures, shareholders, members, investors, officers, managers, directors and employees, and the successors, assigns and heirs of each of them.

"Released Persons" shall mean, (a) with reference to the Selling Member, each of the Purchasers and each Purchaser's Related Persons, and (b) with reference to any of the Purchasers, the Selling Member and each Selling Member's Related Persons.

"Specified Licenses" means all Permits issued, granted or otherwise provided or made available to the Selling Member and/or either of the NG Entities in connection with, or relating to, the ownership, operation or conduct of racing, gambling, gaming or casino activities at any of the properties owned or leased by any Constituent Company.

"Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, limited partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

"Transaction Documents" shall mean, collectively, this Agreement, the Promissory Notes, the Southern Tier Bill of Sale, the Oneida Bill of Sale, the Southern Tier Assignment and Assumption Agreement, the Oneida Assignment and Assumption Agreement, the Southern Tier FIRPTA Certificate and the Oneida FIRPTA Certificate.

"Transferred Oneida Securities" shall mean the Units, the shares of NG-TD Common Stock and the shares of NG-VD Common Stock sold, assigned, transferred and delivered by the Selling Member to Oneida pursuant to (and described in) clauses (a)-(c) of Section 2.1.2.

"Transferred Securities" shall mean, collectively, the Transferred Oneida Securities and the Transferred Southern Tier Securities.

"Transferred Southern Tier Securities" shall mean the Units, the shares of NG-TD Common Stock and the shares of NG-VD Common Stock sold, assigned, transferred and delivered by the Selling Member to Southern Tier pursuant to (and described in) clauses (a)-(c) of Section 2.1.1.

"Transitional Services" shall mean (a) computer support provided to the Company and its Subsidiaries under the AS/400 computer platform (including access and use of the Infinium, Cognos and MMS software products and the OS/400 operating system), consistent with recent historical practice, (b) use by the Company and its Subsidiaries of the licenses and other approvals granted, owned or held by the Selling Member that relate to the computer platform, software products and operating system identified in clause (a) of this definition, and (c) the following additional services to be provided to the Company and its Subsidiaries: (i) new account setup, (ii) account maintenance and relationships, (iii) unlock session batches, close periods, and assistance with questions regarding the computer platform, software products and operating system identified in clause (a) of this definition, (iv) creation of the yearly calendar in GL, AP, and fixed assets, (v) creation and maintenance of user profiles and (vi) assistance with needed upgrades, patches and updates.

"Vestin Mortgage Guaranty" shall mean the Unconditional and Continuing Guaranty, dated as of May 1, 2006, by Jeffrey Gural and NG Parent to and for the benefit of Vestin

Mortgage, Inc., as the same may have been amended, supplemented or otherwise modified from time to time.

1.2 Other Terms. In addition to the terms defined in Section 1.1, the following terms shall have the respective meanings assigned thereto in the Sections indicated below (it being understood that other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement):

Defined Term	**Section**
Agreement	Preamble
Claims	Section 7.1
Excluded Liabilities	Section 2.4
Effective Date	Preamble
Indemnitee	Section 6.4
Indemnitor	Section 6.4
Individual Actions	Section 6.3
Individual Covenants	Section 6.3
Individual Representations	Section 6.3
Losses	Section 6.2
Nevada Gold	Preamble
NG Parent	Preamble
NG-TD Common Stock	Recitals
NG-Tioga Downs	Recitals
NG-VD Common Stock	Recitals
NG-Vernon Downs	Recitals
Oneida	Preamble
Oneida Assignment and Assumption Agreement	Section 2.3.2
Oneida Bill of Sale	Section 2.3.4
Oneida FIRPTA Certificate	Section 2.3.4
Oneida Promissory Note	Section 2.2.2
Oneida Purchase Price	Section 2.2.2
Purchaser(s)	Preamble
Related Persons	Section 7.1
Selling Member	Preamble
Southern Tier	Preamble
Southern Tier Assignment and Assumption Agreement	Section 2.3.1
Southern Tier Bill of Sale	Section 2.3.3
Southern Tier FIRPTA Certificate	Section 2.3.3
Southern Tier Promissory Note	Section 2.2.1
Southern Tier Purchase Price	Section 2.2.1
Term	Section 5.3
Tioga CD	Section 5.9.2
Transferred Oneida Property	Section 2.1.2
Transferred Southern Tier Property	Section 2.1.1
Units	Recitals

ARTICLE 2.

PURCHASE AND SALE OF TRANSFERRED PROPERTY

2.1 Purchase and Sale of the Transferred Property. Upon the terms and subject to the conditions set forth in this Agreement,

2.1.1 the Selling Member does hereby sell, assign, transfer and deliver to Southern Tier, and Southern Tier does hereby purchase, accept, assume and receive from the Selling Member, all right, title and interest in and to the following property (the "Transferred Southern Tier Property"):

(a) one-half (½) of the number of Units (including the corresponding capital account balance relating to such Units) owned by Nevada Gold as set forth on Schedule I hereto opposite the name of Nevada Gold;

(b) one-half (½) of the number of shares of NG-TD Common Stock owned by NG Parent as set forth on Schedule I hereto opposite the name of NG Parent;

(c) one-half (½) of the number of shares of NG-VD Common Stock owned by NG Parent as set forth on Schedule I hereto opposite the name of NG Parent; and

(d) the Assigned Rights relating to the Transferred Southern Tier Securities; and

2.1.2 the Selling Member does hereby sell, assign, transfer and deliver to Oneida, and Oneida does hereby purchase, accept, assume and receive from the, Selling Member all right, title and interest in and to the following property (the "Transferred Oneida Property"):

(a) one-half (½) of the number of Units (including the corresponding capital account balance relating to such Units) owned by Nevada Gold as set forth on Schedule I hereto opposite the name of Nevada Gold;

(b) one-half (½) of the number of shares of NG-TD Common Stock owned by NG Parent as set forth on Schedule I hereto opposite the name of NG Parent;

(c) one-half (½) of the number of shares of NG-VD Common Stock owned by NG Parent as set forth on Schedule I hereto opposite the name of NG Parent; and

(d) the Assigned Rights relating to the Transferred Oneida Securities;

in each case, free and clear of all Encumbrances.

2.2 Purchase Price.

2.2.1 The aggregate purchase price for the Transferred Southern Tier Property is Two Million One Hundred Fifty Thousand and No/100 Dollars ($2,150,000) (the "Southern Tier Purchase Price"), of which $1,050,000 shall be paid in cash by wire transfer of immediately available funds and the remaining $1,100,000 shall be paid by Southern Tier issuing a promissory note in favor of the Selling Member in the form of Exhibit A hereto (the "Southern Tier Promissory Note").

2.2.2 The aggregate purchase price for the Transferred Oneida Property is Two Million One Hundred Fifty Thousand and No/100 Dollars ($2,150,000) (the "Oneida Purchase Price"), of which $1,050,000 shall be paid in cash by wire transfer of immediately available funds and the remaining $1,100,000 shall be paid by Oneida issuing a promissory note in favor of the Selling Member in the form of Exhibit B hereto (the "Oneida Promissory Note").

2.3 Deliveries. Simultaneously with the execution and delivery of this Agreement:

2.3.1 Southern Tier has delivered to the Selling Member, and the Selling Member hereby acknowledges receipt of, in full and complete payment of the Southern Tier Purchase Price, (a) the amount of $1,050,000 by wire transfer of immediately available funds, (b) the Southern Tier Promissory Note duly executed and delivered by Southern Tier, and (c) the Assignment and Assumption Agreement in the form of Exhibit C hereto (the "Southern Tier Assignment and Assumption Agreement") duly executed and delivered by Southern Tier;

2.3.2 Oneida has delivered to the Selling Member, and the Selling Member hereby acknowledges receipt of, in full and complete payment of the Oneida Purchase Price, (a) the amount of $1,050,000 by wire transfer of immediately available funds, (b) the Oneida Promissory Note duly executed and delivered by Oneida, and (c) the Assignment and Assumption Agreement in the form of Exhibit D hereto (the "Oneida Assignment and Assumption Agreement") duly executed and delivered by Oneida;

2.3.3 the Selling Member has delivered to Southern Tier, and Southern Tier hereby acknowledges receipt of, (i) the certificates representing the shares of NG-TD Common Stock constituting part of the Transferred Southern Tier Securities, accompanied by stock powers duly executed in blank, (ii) the certificates representing the shares of NG-VD Common Stock constituting part of the Transferred Southern Tier Securities, accompanied by stock powers duly executed in blank, (iii) the Bill of Sale in the form of Exhibit E hereto (the "Southern Tier Bill of Sale") duly executed and delivered by the Selling Member, (iv) the Southern Tier Assignment and Assumption Agreement duly executed and delivered by the Selling Member and (v) a certificate (the "Southern Tier FIRPTA Certificate") from the Selling Member dated the Effective Date, in the form required by Treasury Regulations § 1.1445-2(b)(2) and signed under penalty of perjury, stating that the Selling Member is not a foreign person (within the meaning of Code § 1445);

2.3.4 the Selling Member has delivered to Oneida, and Oneida hereby acknowledges receipt of, (i) the certificates representing the shares of NG-TD Common Stock constituting part of the Transferred Oneida Securities, accompanied by stock powers duly executed in blank, (ii) the certificates representing the shares of NG-VD Common Stock constituting part of the Transferred Oneida Securities, accompanied by stock powers duly executed in blank, (iii) the Bill of Sale in the form of Exhibit F hereto (the "Oneida Bill of Sale") duly executed and delivered by the Selling Member, (iv) the Oneida Assignment and Assumption Agreement duly executed and delivered by the Selling Member and (v) a certificate (the "Oneida FIRPTA Certificate") from the Selling Member dated the Effective Date, in the form required by Treasury Regulations § 1.1445-2(b)(2) and signed under penalty of perjury, stating that the Selling Member is not a foreign person (within the meaning of Code § 1445);

2.3.5 the Selling Member has delivered to the Purchasers, and the Purchasers hereby acknowledge receipt of, (i) the minute books, stock books, company seal and other company records of each Constituent Company, (ii) a letter of resignation from each officer and director of the NG Entities effective as of the Effective Date, (iii) a letter of resignation from each of Robert Sturges and John Arnesen with respect to his position as a director on the Board of Directors of the Company effective as of the Effective Date, (iv) a termination agreement with respect to the Management Agreements duly executed by the NG Entities, and (v) resolutions of the board of directors (or other governing body) of the Selling Member authorizing the consummation by the Selling Member of the transactions contemplated by this Agreement and the other Transactions Documents to which the Selling Member is a party; and

2.3.6 the Company has paid to the Selling Member (on behalf of the NG Entities), and the Selling Member hereby acknowledges receipt of, $110,073 representing the remaining aggregate amount payable to the NG-Entities under or pursuant to the Management Agreements (including, without limitation, all fees, expense reimbursement and indemnity obligations).

2.4 Liabilities. Each of the Purchasers, solely on behalf of itself and not on a joint and several basis, undertakes and agrees to comply with and be bound by all the obligations under or related to the Investment Documents governing or relating to the Transferred Securities purchased by such Purchaser solely to the extent that such obligations arise after the Effective Date. Notwithstanding the preceding sentence, neither Purchaser is, directly or indirectly, assuming, and shall not in any way be or become responsible for (except for the responsibility to indemnify the Selling Member pursuant to Section 5.9 hereof), any liabilities of the Selling Member (all such liabilities being referred to herein as "Excluded Liabilities") which arise, directly or indirectly, out of (i) events occurring prior to the Effective Date, whether or not such liabilities are known or unknown as of the Effective Date, (ii) the Selling Member's transfer of the Transferred Securities to the Purchasers, (iii) the inaccuracy of any representation or the breach of any covenant or agreement made by the Selling Member in this Agreement or in any of the Investment Documents or (iv) any tax liabilities of the Selling Member, including without limitation, any taxes that pursuant to the Operating Agreement or this Agreement are the responsibility of the Selling Member and any taxes attributable to Profits that pursuant to the Operating Agreement or this Agreement are allocable to the Selling Member.

2.5 Status as Shareholder and Member. From and after the Effective Date, (a) NG Parent shall cease to be the shareholder of NG-Tioga Downs and NG-Vernon Downs, and (b) Nevada Gold shall cease to be a member of the Company, and (in each case) will have no right, title and interest in, or liability or obligation to, any Constituent Company, except in the case of Nevada Gold, the right to receive tax distributions at the times specified in the Operating Agreement for the quarterly periods (or portion thereof) that Nevada Gold owned the Units sold hereunder.

2.6 Cooperation Between the Purchasers. The Purchasers hereby agree, by and between themselves and not for the benefit of any other Person, that following the Closing they will work together in good faith to reach agreement on the internal governance of the NG-Entities, including without limitation, matters relating to representation on the board of directors of each NG-Entity, restrictions on transfer of the capital stock of each NG-Entity and other investor rights to be agreed upon by and between the Purchasers. Such agreement shall be subject to documentation reasonably satisfactory to the Purchasers. Without limiting anything set forth in this Agreement, the agreements and obligations set forth in this Section 2.6 shall not confer any rights or remedies upon any Person (other than the Purchasers) and no Person (other than the Purchasers) shall have any right or entitlement to enforce the provisions of this Section 2.6 (it being understood that no Person shall be deemed to be a third-party beneficiary of this Section 2.6).

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF THE SELLING MEMBER

Nevada Gold and NG Parent, jointly and severally, represent and warrant to the Purchasers as follows (it being understood and agreed that each representation and warranty contained in this Article 3 is made solely as of the Effective Date):

3.1 Organization, Authorization and Enforceability. The Selling Member (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) has all necessary power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder; (c) has duly and validly authorized the execution, delivery and performance by such Selling Member of this Agreement and each of the other Transaction Documents to which it is a party; and (d) has duly and validly executed and delivered this Agreement and each of the other Transaction Documents to which it is a party. This Agreement and each of the other Transaction Documents to which the Selling Member is a party constitutes a valid and legally binding obligation of the Selling Member, enforceable against the Selling Member in accordance with their respective terms, subject to (x) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (y) rules of law governing specific performance, injunctive relief and other equitable remedies.

3.2 Validity. Neither the execution and delivery by the Selling Member of this Agreement or any of the other Transaction Documents to which it is a party nor the performance or consummation by the Selling Member of the transactions contemplated hereby or thereby (including, without limitation, compliance by the Selling Member with the provisions of Section

5.3 hereof), conflicts with, results in a breach or violation of, constitutes a default under, causes additional fees to be due under, or results in the termination, cancellation, modification, suspension, revocation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of the Selling Member or any Constituent Company under, or results in the loss of any benefit to which Selling Member or any Constituent Company is entitled under, or results in the creation of any Encumbrance upon any assets or properties of the Selling Member or any Constituent Company pursuant to, the terms of: (a) any law, statute, rule, code, ordinance, regulation, restriction or guideline of any Governmental Entity to which the Selling Member or any Constituent Company is subject, or any judgment, order, writ, decree, permit, authorization or license (including, without limitation, any of the Specified Licenses) of any Governmental Entity to which the Selling Member or any Constituent Company is subject or bound; (b) any contract, agreement, commitment, instrument, document or arrangement (written or oral) to which the Selling Member or any Constituent Company is a party (including, without limitation, the Infinium Contract) or by which the Selling Member or any Constituent Company or any of their respective assets, businesses or properties is subject or bound, or (c) the certificate of incorporation, articles of organization, bylaws, operating agreement or other organizational documents of the Selling Member or any Constituent Company.

3.3 Title to Transferred Securities. The Selling Member is the record and beneficial owner and holder of the Transferred Securities set forth opposite such Selling Member's name on Schedule I hereto, free and clear of all Encumbrances (other than, solely with respect to the Units, Encumbrances created under the Operating Agreement) and, as of the Effective Date, good and valid title to such Transferred Securities will pass to the Purchasers, free and clear of all Encumbrances (other than, solely with respect to the Units, Encumbrances created under the Operating Agreement). All of the Transferred Securities have been duly authorized, are validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive or similar rights or any state or federal securities laws. Other than the Transferred Securities set forth on Schedule I hereto opposite the name of the Selling Member, the Selling Member does not own any interest (contingent or direct) in any Constituent Company.

3.4 No Approval Required. No approval, consent, waiver or filing of or with any Person, including, without limitation, any Governmental Entity, is required for the execution or delivery by the Selling Member of this Agreement or any of the other Transaction Documents to which it is a party, or the consummation by the Selling Member of the transactions contemplated hereby or thereby (including, without limitation, the sale and transfer of any of the Transferred Securities).

3.5 Litigation and Claims. There is no material civil, criminal or administrative action, suit, arbitration, demand, claim, indictment, hearing, proceeding, inquiry or investigation pending or threatened against or relating to any Constituent Company, any of their respective assets, businesses or properties, this Agreement or any of the other Transaction Documents, or the transactions contemplated hereby or thereby, and there is no basis for the same.

3.6 Taxes. All federal, state, local and foreign tax returns and reports required to be filed by any Constituent Company have been timely filed, all such tax returns and reports were correct and complete in all respects and all taxes, assessments, fees and other charges of a

Governmental Entity upon any Constituent Company, or upon any of its properties, assets, income, businesses or franchises (whether or not shown on any tax return) have been paid. Each Constituent Company has withheld and timely paid to the appropriate authorities or set aside in an account for such purpose proper and accurate amounts for all periods through the Effective Date in compliance with all tax withholding provisions (including income, social security and employment tax withholding for all types of compensation). No Constituent Company currently is the beneficiary of any extension of time within which to file any tax return or report. There are no liens for taxes (other than taxes not yet due and payable) upon any of the assets of any Constituent Company. No Constituent Company has waived any statute of limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency. No Constituent Company (a) has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was NG Parent) or (b) has any liability for the taxes of any person (other than NG Parent and any of its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

3.7 Absence of Undisclosed Liabilities. Neither of the NG-Entities has any Liabilities other than general administrative and overhead expenses.

3.8 No Additional Investment Documents. Other than the Investment Documents, the Selling Member is not a party to, or bound by, any contract, agreement, instrument, document or arrangement (written or oral) that governs or regulates the terms of the Selling Member's investment in the Transferred Securities.

3.9 Capitalization of NG-Entities.

3.9.1 The authorized capital stock of NG-Tioga Downs consists solely of 200 shares of NG-TD Common Stock, all of which are issued and outstanding on the Effective Date and are owned by NG Parent as set forth on Schedule I hereto. There are no commitments for the purchase or sale of, and no options, warrants or other rights to subscribe for, acquire or purchase, any shares of capital stock or any other securities of NG-Tioga Downs.

3.9.2 The authorized capital stock of NG-Vernon Downs consists solely of 200 shares of NG-VD Common Stock, all of which are issued and outstanding on the Effective Date and are owned by NG Parent as set forth on Schedule I hereto. There are no commitments for the purchase or sale of, and no options, warrants or other rights to subscribe for, acquire or purchase, any shares of capital stock or any other securities of NG-Vernon Downs.

3.10 No Brokers. The Selling Member has not retained, utilized or been represented by any broker, agent, finder or intermediary in connection with the negotiation or consummation of the transactions contemplated by this Agreement or any of the other Transaction Documents.

3.11 Operations of NG-Entities. Neither of the NG Entities conducts any operations or activities nor holds any assets other than (a) performance of their obligations under the applicable Management Agreements and (b) holding the Specified Licenses.

3.12 Caterpillar Arrangements. A true, correct and complete copy of the Caterpillar Lease has been delivered to the Purchasers and is attached hereto as Exhibit G. The Caterpillar Guaranty secures only the payment and performance of all present and future indebtedness and obligations of NG-Vernon Downs under the Caterpillar Lease (a true, correct and complete copy of which has been delivered to the Purchasers and is attached hereto as Exhibit H) and does not secure the payment or performance of any other Liabilities of any Person. There are no continuing breaches or violations of, or defaults under, the Caterpillar Lease and all amounts due and payable thereunder through (and including) the Effective Date have been paid in full.

3.13 No Other Representation or Warranty. Except as expressly set forth in this Article 3, the Selling Member makes no, and the Purchasers shall not be entitled to rely upon, any representation or warranty as to any fact or matter about the Selling Member, the Transferred Property or any Constituent Company.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Selling Member as follows (it being understood and agreed that each representation and warranty contained in this Article 4 is made solely as of the Effective Date):

4.1 Organization and Authorization. (a) Such Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) such Purchaser has all necessary power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder; (c) the execution, delivery and performance by such Purchaser of this Agreement and each of the other Transaction Documents to which it is a party have been duly and validly authorized by all requisite action on the part of such Purchaser; (d) such Purchaser has duly executed and delivered this Agreement and each of the other Transaction Documents to which it is a party; and (e) this Agreement and each of the other Transaction Documents to which such Purchaser is a party constitute valid and legally binding obligations of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to (x) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (y) rules of law governing specific performance, injunctive relief and other equitable remedies.

4.2 Validity. Neither the execution and delivery by such Purchaser of this Agreement or any of the other Transaction Documents to which it is a party nor the performance or consummation by such Purchaser of the transactions contemplated hereby or thereby, conflicts with, results in a breach or violation of, constitutes a default under, causes additional fees to be due under, or results in the termination, cancellation, modification, suspension, revocation or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of such Purchaser under, or results in the loss of any benefit to which such Purchaser is entitled under, or results in the creation of any Encumbrance upon any assets or properties of such Purchaser pursuant to, the terms of: (a) any law, statute, rule, code, ordinance, regulation, restriction or guideline of any Governmental Entity to which such Purchaser is subject or bound, or any judgment, order, writ, decree, permit, authorization or license of any Governmental Entity

to which such Purchaser is subject or bound; (b) any contract, agreement, commitment, instrument, document or arrangement (written or oral) to which such Purchaser is a party or by which such Purchaser or any of its assets, businesses or properties is subject or bound, or (c) the certificate of incorporation, articles of organization, bylaws, operating agreement or other organizational documents of such Purchaser.

4.3 No Approval Required. No approval, consent, waiver or filing of or with any Person, including, without limitation, any Governmental Entity, is required for the execution or delivery by such Purchaser of this Agreement or any of the other Transaction Documents to which it is a party, or the consummation of the transactions contemplated hereby or thereby by such Purchaser, except for certain approvals, consents, waivers and filings that must be made with or obtained from the New York State Racing and Wagering Board, the New York State Liquor Authority and the New York State Division of the Lottery.

4.4 Independent Investigation. Such Purchaser, in making its decision to enter into this Agreement and each of the other Transaction Documents to which it is a party, has relied solely upon independent investigations made by such Purchaser and its advisors. Such Purchaser and its advisors have been given the opportunity to ask questions of, and to receive answers from, persons acting on behalf of the Selling Member concerning the terms and conditions of this Agreement and to obtain any additional information, to the extent such persons possess such information or can acquire it, necessary to verify the accuracy of the information that has been provided. Such Purchaser and its advisors have received no representations or warranties from agents or representatives of the Selling Member other than those contained in this Agreement.

4.5 No Other Representation or Warranty. Except as expressly set forth in this Article 4, such Purchaser makes no, and the Selling Member shall not be entitled to rely upon any, representation or warranty as to any fact or matter about the Purchasers.

ARTICLE 5.

COVENANTS

5.1 Required Approvals. If the sale, transfer and assignment by the Selling Member of any of the Transferred Securities to the Purchasers shall conflict with, result in a breach or violation of, constitute a default under, or result in the termination, cancellation, modification, revocation or suspension of, any of the Permits, including, without limitation, any of the Specified Licenses, then, at the sole option of the Purchasers, the Purchasers may reassign the applicable Transferred Securities to the Selling Member and such Transferred Securities shall be deemed to have never been sold, transferred or assigned to the Purchasers hereunder. In any such case, the Selling Member shall, at its sole cost and expense, use its best efforts to obtain all waivers, consents, approvals and authorizations of, and make and give all filings and notices with, Governmental Entities and other Persons so that the applicable Transferred Securities can be sold, transferred and assigned to the Purchasers hereunder without resulting in any such conflict, breach, violation, default, termination, cancellation, modification, revocation or suspension. If the Selling Member is unable to obtain any such waiver, consent, approval or authorization, or make or give any such filing or notice, then the Selling Member shall, at its sole cost and expense, (a) not sell, assign or otherwise transfer the applicable Transferred Securities

to any other Person; (b) shall hold such Transferred Securities in trust for the benefit of the Purchasers until such waiver, consent, approval or authorization is obtained, or such filing or notice is made or given; and (c) cooperate in any reasonable arrangement designed to provide the Purchasers with the benefits of such Permit, including, without limitation, compliance by the Selling Member, at the Selling Member's expense, with any such Permit.

5.2 Communications. Promptly after receipt (but in no event less than three (3) business days following the date of any such receipt (unless a response is required earlier than such third business day, in which case one business day prior to such earlier date)) by the Selling Member of any correspondence or other written or oral communication relating to any Constituent Company or any of its assets, businesses or properties, whether from any Governmental Entity or other Person, the Selling Member shall provide the Purchasers (by email or, if requested by any of the Purchasers, by overnight courier service) with a true and complete copy thereof or, if any such communication was given orally, an accurate written description of such communication.

5.3 Transitional Services. For the period from the Effective Date through (and including) April 18, 2008 (the "Term"), the Selling Member shall provide, at no cost to the Company, any of its Subsidiaries or the Purchasers (except for the cost currently paid by the Company to the Selling Member in connection with the Company's use of the Selling Member's AS/400 computer platform), the Transitional Services as may be reasonably requested by the Company, any of its Subsidiaries or the Purchasers from time to time during the Term, including making its technology personnel and consultants available to consult with the Company and its Subsidiaries, at reasonable times and at the Selling Member's offices (including by teleconference), consistent with recent historical practice. The Transitional Services shall be provided to the Company and its Subsidiaries to assist and facilitate the migration and implementation by the Company and its Subsidiaries of their own computer platform and operating systems. In connection with such migration and implementation (and without limiting the generality of the definition of Transitional Services), the Company and its Subsidiaries, and their respective employees and consultants, shall have full access to the Selling Member's AS/400 computer platform so that all necessary data and licenses that belong to the Company or any of its Subsidiaries are properly transferred to the Company or any of its Subsidiaries; provided, however, that (1) such access shall be provided at (and limited to) the Selling Member's principal offices to the extent that such data and licenses may be properly transferred to the Company and its Subsidiaries from the Selling Member's principal offices, (2) the Selling Member shall be permitted, at its sole cost and expense, to have one or more representatives present during such access to monitor and supervise such access, and (3) if the Company or any of its Subsidiaries, or any of their respective employees or consultants, gain access to or discover any confidential or proprietary information or data of the Selling Member, then the Purchasers shall cause the Company, the relevant Subsidiary of the Company or such employee or consultant to hold such information and data confidential and shall delete such data from the records of the Company or such Subsidiary. Promptly after receipt thereof, the Selling Member shall notify the Purchasers of any notice or other communication received by the Selling Member from any of its vendors, licensors or suppliers of computer software or other information technology products or services, the effect of which notice or communication would be to prohibit, restrict or otherwise affect the ability of the Selling Member to provide the Transitional Services contemplated by this Section 5.3. All persons performing the Transitional Services (a)

shall be in the employ and/or under the control of the Selling Member and shall act as (and shall constitute to be) independent consultants to the Purchasers and the Constituent Companies, and (b) shall not be considered to be employees of any Purchaser or any Constituent Company and shall not be entitled to any payment, benefit, or perquisite directly from any Purchaser or any Constituent Company on account of such Transitional Services. The Selling Member shall perform and provide the Transitional Services, or cause the Transitional Services to be performed or provided, with substantially the same degree of care, skill, and prudence customarily exercised by it for its own operations. Without limiting the generality of the foregoing, the Selling Member shall (i) not permit, at any time during the Term, (x) the number of users gaining access to any of the software covered by the Infinium Contract (including the Company and/or its Subsidiaries) to exceed the maximum number of users permitted to use such software under the Infinium Contract, or (y) the existence, occurrence or continuance of any default or event of default under the Infinium Contract, and (ii) cause, at all times during the Term, the Company to be a named user of the software covered by the Infinium Contract.

5.4 Fees and Expenses; Transfer Taxes. Each Party shall pay all of its own legal and accounting fees and expenses incurred in connection with the transactions contemplated by this Agreement and the other Transaction Documents and shall bear equally all transfer, documentary, sales, use, stamp, registration and similar taxes, and all conveyance fees, recording charges and other fees and charges (including any penalties and interest) incurred in connection with the consummation of the transactions contemplated by this Agreement and will, at its own expense, file all necessary tax returns and other documentation in connection therewith.

5.5 Publicity. From and after the date hereof, none of the Parties will release or cause to permit to be released any press notices or other publicity (oral or written) or advertising promotion relating to, or otherwise announce or disclose or cause or permit to be announced or disclosed, in any manner whatsoever, the terms, conditions or substance of this Agreement or any of the other Transaction Documents without first obtaining the written consent of the other Parties, which shall not be unreasonably withheld; provided, however, that the Selling Member shall be permitted to file (x) a press release that discloses the material terms and conditions of the transactions contemplated by this Agreement and (y) a Form 8-K with the Securities and Exchange Commission as a result of the execution by NG Parent of this Agreement constituting the entering into by NG Parent of a "material definitive agreement" (as such term is defined in Item 1.01 of Form 8-K). The foregoing shall not preclude any Party from discussing the substance or any relevant details of such transactions with any of its attorneys, accountants, professional consultants, lenders, partners, investors, or any prospective lender, partner or investor, as the case may be, or prevent any of the Parties, from complying with laws, rules, regulations and court orders, including without limitation, governmental, regulatory, disclosure, tax and securities law reporting requirements.

5.6 Confidentiality. The Selling Member agrees not to divulge or disclose or use for its benefit or purposes at any time after the Effective Date (except in connection with the fulfillment of the Selling Member's obligations under Section 5.3 hereof) any information with respect to any Constituent Company or any of its assets, businesses or properties, unless (a) such information has already become public (without violation of this Agreement), (b) required to be disclosed by applicable law or (c) required to be disclosed by any requirement of (x) any gaming regulatory agency having jurisdiction over the Selling Member or (y) any gaming regulatory

agency with which the Selling Member has applied for a gaming operating license and such disclosure is required as a condition to the grant of such license. The information intended to be protected hereby shall include, but not be limited to, financial information, budgets, forecasts, legal strategies, lobbying activities, intellectual property matters, suppliers, customers, sales representatives, and anything else having an economic, pecuniary or strategic benefit to any Constituent Company.

5.7 Allocation of Profits and Losses. Profits or Losses of the Company for the Fiscal Year of the purchase and sale of the Units hereunder shall be allocated between the Selling Member and each Purchaser by closing the books of the Company as of the Effective Date. The Profits or Losses attributed to the period from the first day of such Fiscal Year through the Effective Date will be allocated to the Selling Member, and the Profits or Losses attributed to the period commencing on the day following the Effective Date will be allocated to each Purchaser in proportion to the Units purchased.

5.8 Taxes. The Selling Member shall bear and be responsible for any and all taxes (a) imposed on any NG Entity for the taxable periods, or portions thereof, ended on or before the Effective Date, (b) of any member of an affiliated, consolidated, combined or unitary group of which any NG Entity is or was a member on or prior to the Effective Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or foreign law or regulation and (c) of any Person (other than a NG Entity) imposed on a NG Entity as a transferee or successor, by contract or pursuant to any law, rule or regulation, which taxes relate to an event or transaction occurring before the Effective Date. In the case of a taxable period that includes (but does not end on) the Effective Date, the amount of any taxes based on or measured by income or receipts shall be divided between the period prior to and after the Effective Date by assuming that the taxable year or period ended as of the close of business on the Effective Date, and the amount of other taxes shall be prorated on a time basis.

5.9 Release From Collateral Arrangements.

5.9.1 Each of the Purchasers shall use their respective commercially reasonable efforts to obtain and secure (a) a release of the Selling Member from any contractual obligations of the Selling Member expressly set forth in the Operating Agreement, (b) a release of the Selling Member from any obligations of the Selling Member under the Vestin Mortgage Guaranty and (c) a release of the Selling Member from any obligations of the Selling Member under the Caterpillar Guaranty; provided, however, that neither of the Purchasers shall be required to (i) grant to Vestin Mortgage, Inc. and/or Caterpillar any security interests in or liens on any of its assets or otherwise pledge any collateral to Vestin Mortgage, Inc. and/or Caterpillar as security for any obligations of the Company or any of its Subsidiaries, or (ii) agree to any onerous conditions or restrictions relating to such Purchaser's business, operations or other activities. The Purchasers hereby agree, by and between each other and not for the benefit of any other Person (it being understood that no Person shall be a third-party beneficiary of the agreement of the Purchasers set forth in this sentence), that the obligation of the Purchasers set forth in this Section 5.9.1 to obtain and secure the release of the Selling Member from any obligations of the Selling Member under the Caterpillar Guaranty shall be allocated and divided equally between the Purchasers on a 50/50 proportionate basis.

5.9.2 Oneida shall use its commercially reasonable efforts to obtain and secure the return by Tioga State Bank to the Selling Member of the Certificate of Deposit (Account Number: 8902204) (the "Tioga CD") pledged by NG Parent to Tioga State Bank as collateral security for certain credit arrangements provided to the Company and/or its Subsidiaries. Oneida shall obtain and secure such return not later than July 12, 2007. Anything to the contrary notwithstanding, in connection with obtaining and securing the return of the Tioga CD, Oneida shall not be required to (a) grant to Tioga State Bank any security interests in or liens on any of its assets or otherwise pledge any collateral to Tioga State Bank as security for any obligations of the Company or any of its Subsidiaries, except that Oneida may be required to pledge collateral to Tioga State Bank of a similar type and nature as the Tioga CD (but not collateral of an aggregate value that is greater than the value of the Tioga CD) or (b) agree to any onerous conditions or restrictions relating to Oneida's business, operations or other activities.

5.10 Caterpillar Guaranty. From and after the Effective Date, the Selling Member shall not amend, modify or otherwise supplement the Caterpillar Guaranty (by written contract, oral assurances or otherwise) without the prior written consent of the Purchasers.

5.11 Further Assurances. In addition to the actions, documents and instruments specifically required to be taken or delivered by this Agreement, at or from time to time after the Effective Date, and without further consideration, the Parties shall take such other actions, and execute and deliver such other documents and instruments, as any other Party or its counsel may reasonably request in order to effectuate and perfect the transactions contemplated by this Agreement and the other Transaction Documents.

ARTICLE 6.

SURVIVAL; INDEMNIFICATION

6.1 Survival. The representations, warranties, covenants and obligations of the Purchasers and the Selling Member contained in this Agreement shall survive indefinitely following the Effective Date and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents. No investigation or examination conducted, or knowledge possessed or acquired, by any Party at any time concerning any circumstance, action, omission or event relating to the accuracy or performance of any representation, warranty, covenant or obligation, and no waiver of any condition relating thereto, shall affect the right of such Party to any remedy pursuant to this Article 6.

6.2 Indemnification by the Selling Member. The Selling Member hereby agrees to defend, indemnify and hold harmless each Purchaser, each Constituent Company and each of their respective partners, members, officers, directors, employees, agents, Affiliates, successors and assigns (the "Purchaser Indemnified Parties") from and against any claim, damage, liability, loss, diminution in value, charge, demand, action, suit, proceeding, payment, judgment, settlement, tax, interest, penalty, cost and expense (including reasonable attorney fees and disbursements) (collectively, "Losses") imposed on, sustained, incurred or suffered by, or asserted against, any of the Purchaser Indemnified Parties to the extent occasioned or caused by, resulting or arising (directly or indirectly) out of: (i) any failure by the Selling Member to

perform its respective covenants or obligations as set forth in this Agreement or any of the other Transaction Documents; (ii) any inaccuracy in or breach of any of the representations or warranties of the Selling Member made to the Purchasers and contained in this Agreement or any of the other Transaction Documents; (iii) any act or omission by the Selling Member or any of its officers, directors, managers, employees, agents or representatives which constitutes fraud, gross negligence, misappropriation of funds or willful misconduct, (iv) any of the Excluded Liabilities (other than liabilities for which the Purchasers are required to indemnify the Selling Member under clause (iv), (v) or (vi) of Section 6.3) or (v) any transfer, sales or other taxes required to be paid by the Selling Member pursuant to Section 5.4 or any taxes that are the responsibility of the Selling Member pursuant to Section 5.8.

6.3 Indemnification by the Purchasers. Each Purchaser hereby agrees to defend, indemnify and hold harmless the Selling Member and its partners, members, officers, directors, employees, agents, Affiliates, successors and assigns (the "Selling Member Indemnified Parties") from and against any Losses imposed on, sustained, incurred or suffered by, or asserted against, any of the Selling Member Indemnified Parties to the extent occasioned or caused by, resulting from or arising (directly or indirectly) out of: (i) any failure by such Purchaser to perform its covenants and obligations as set forth in this Agreement or any of the other Transaction Documents to which such Purchaser is a party (collectively, the "Individual Covenants"), (ii) any inaccuracy in or breach of any representations or warranties of such Purchaser made to the Selling Member and contained in this Agreement or any of the other Transaction Documents to which such Purchaser is a party (collectively, the "Individual Representations"), (iii) any act or omission by any such Purchaser or any of its officers, directors, managers, employees, agents or representatives which constitutes fraud, gross negligence, misappropriation of funds or willful misconduct (collectively, the "Individual Actions"), (iv) any contractual obligations of the Selling Member expressly set forth in the Operating Agreement, (v) any payments that NG Parent shall make under the Vestin Mortgage Guaranty, (vi) any payments that NG Parent shall make under the Catepillar Guaranty and (vii) any amount of the Tioga CD that is realized against or otherwise taken (by set-off or otherwise) by Tioga State Bank prior to the return of the Tioga CD to the Selling Member. The obligation of a Purchaser to defend, indemnify and hold harmless the Selling Member Indemnified Parties for the Individual Covenants, the Individual Representations and the Individual Actions are made severally by each of the Purchasers as to itself only and any Purchaser who has breached any of the Individual Covenants or the Individual Representations made or given by such Purchaser, or has engaged in any of the Individual Actions as to itself, shall be liable with respect to the Losses arising from the breach or engagement thereof, and the other Purchaser shall not be liable for such Losses. The Purchasers shall be liable, severally and not jointly (based on a 50/50 proportionate split), for Losses for which the Purchasers are liable under this Section 6.3 with respect to the matters contained in clauses (iv)-(vi) of this Section 6.3. Oneida shall be solely liable for Losses with respect to the matter contained in clause (vii) of this Section 6.3.

6.4 Indemnification Procedure. Each Person that is entitled to indemnification under this Agreement (each, an "Indemnitee") agrees to give the party hereto from which it may request indemnification (the "Indemnitor") prompt written notice of any event, or any written claim by a third party, of which it obtains knowledge, which could give rise to any Loss as to which it may request indemnification under this Agreement, but the failure to give such prompt

notice shall not affect such Indemnitee's rights hereunder except to the extent the Indemnitor was prejudiced thereby. Notice given pursuant to the first sentence of this Section 6.4 shall: (i) provide details of the event or claim that is the subject of the notice and (ii) state the Section of this Agreement under which the Indemnitee claims indemnification. In connection with any third-party claim which could give rise to any Losses as to which indemnification may be requested under this Agreement, if (a) the Indemnitor shall have irrevocably acknowledged in writing its obligation to indemnify the Indemnitee in respect of such claim within ten (10) days of receiving notice of such claim from the Indemnitee and (b) such claim involves only money damages and does not seek an injunction or other equitable relief, then the Indemnitor may assume the defense of such third party claim at its expense, including by selecting counsel to direct such defense (which counsel shall be reasonably satisfactory to the Indemnitee), and the Indemnitee shall reasonably cooperate with the Indemnitor, at the sole cost and expense of the Indemnitor, in determining the validity of any such claim and its defense thereof. The Indemnitee may, at its expense, participate in defense of such third-party claim. Notwithstanding the Indemnitor's assumption of the defense of any such third-party claim, the Indemnitee shall have the right, upon prompt written notice to the Indemnitor, to employ one counsel to represent the Indemnitee if, in the reasonable judgment of the Indemnitee, a conflict of interest exists between the Indemnitee and Indemnitor with respect to such third-party claim, and in such event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnitor; provided however, that such counsel shall represent the Indemnitee only with respect to such matters as to which, in the reasonable judgment of the Indemnitee, such conflict of interest exists. The Indemnitor shall not settle any such claim without the consent of the Indemnitee if any relief, other than the payment of money damages by the Indemnitor, would be granted by such settlement or if such settlement does not include the unconditional release of the Indemnitee. The Indemnitee shall not settle any such claim without the consent of the Indemnitor which consent shall not be unreasonably withheld.

6.5 Exclusive Remedy. Except to the extent specific relief is sought with respect to an actual or threatened breach of this Agreement for which no adequate remedy at law exists, the indemnification provided by this Article 6 shall be the sole and exclusive remedy of any Party with respect to any and all matters arising out of, relating to or connected with this Agreement.

6.6 Adjustment to Purchase Price. The Parties agree that for tax purposes any indemnification payments made pursuant to this Article 6 shall be treated as an adjustment to the Southern Tier Purchase Price and/or the Oneida Purchase Price (as applicable).

ARTICLE 7.

RELEASE

7.1 Selling Member Release. In consideration of the benefits that will accrue to the Selling Member as set forth in this Agreement and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the Selling Member, the Selling Member does hereby, on behalf of itself and its Related Persons, RELEASE AND FOREVER DISCHARGE each of the Purchasers and each Purchaser's Related Persons from all causes of action, suits, debts, claims and demands whatsoever, whether at law, in equity or otherwise, known or unknown, suspected or unsuspected, contingent or direct (collectively, "Claims"),

which the Selling Member or any of the Selling Member's Related Persons ever had, now has, or hereafter may have against any of the Purchasers or any Purchaser's Related Persons on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Date, including, but not limited to, any and all rights, payments or amounts arising under or relating to the Management Agreements and any and all rights to indemnification or reimbursement from any of the Purchasers or any Purchaser's Related Persons, and whether or not relating to Claims pending on, or asserted after, the Effective Date; provided, however, that nothing contained herein shall operate to release (a) any obligations of any of the Purchasers under this Agreement or any of the other Transaction Documents to which any of the Purchasers is a party or (b) any act of fraud, gross negligence, misappropriation of funds or willful misconduct of any of the Purchasers.

7.2 Purchasers Release. In consideration of the benefits that will accrue to each of the Purchasers as set forth in this Agreement and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each of the Purchasers, each Purchaser does hereby, on behalf of itself and each of its Related Persons, RELEASE AND FOREVER DISCHARGE the Selling Member and each Selling Member's Related Persons from all Claims which such Purchaser or any of such Purchaser's Related Persons ever had, now has, or hereafter may have against the Selling Member or any Selling Member's Related Persons on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Effective Date, including, but not limited to, any and all rights, payments or amounts arising under or relating to the Management Agreements (including, without limitation, any Claims directly related to the payment of management fees to the NG Entities under the Management Agreements during the period from July 20, 2006 through October 25, 2006 in the amount of $329,108) and any and all rights to indemnification or reimbursement from the Selling Member or any Selling Member's Related Persons, and whether or not relating to Claims pending on, or asserted after, the Effective Date; provided, however, that nothing contained herein shall operate to release (a) any obligations of the Selling Member under this Agreement or any of the other Transaction Documents to which the Selling Member is a party or (b) any act of fraud, gross negligence, misappropriation of funds or willful misconduct of the Selling Member.

7.3 Covenants.

7.3.1 Each Party, on behalf of itself and such Party's Related Persons, hereby agrees never to bring (or cause or permit to be brought) any action or proceeding against any of the Released Persons based upon a matter purported to be released pursuant to Section 7.1 or Section 7.2 (as applicable). Each Party hereby agrees that in the event that any Claim released pursuant to Section 7.1 or Section 7.2 (as applicable) shall be commenced by it or any of such Party's Related Persons against any of the Released Persons, the release contained in Section 7.1 or Section 7.2 (as applicable) shall constitute a complete defense to any such Claim so instituted.

7.3.2 Each Party hereby covenants and agrees, on behalf of itself and such Party's Related Persons, that neither it nor any of such Party's Related Persons will encourage any Person to file a lawsuit, claim or complaint against any of the Released Persons relating to the Claims released pursuant to Section 7.1 or Section 7.2 (as applicable). Each Party hereby covenants and agrees, on behalf of itself and such Party's

Related Persons, that neither it nor any of such Party's Related Persons will assist any Person who files or has filed a lawsuit, claim, or complaint against any of the Released Persons relating to the Claims released pursuant to Section 7.1 or Section 7.2 (as applicable) unless such Party or any of such Party's Related Persons is required to render such assistance pursuant to a lawful subpoena or other legal obligation. If any Party or any Party's Related Persons is served with any such legal subpoena or becomes subject to any such legal obligation, such Party shall provide prompt written notice to the applicable Released Persons thereof and enclose a copy of the subpoena and any other documents describing the legal obligation with such written notice.

7.4 Acknowledgments.

7.4.1 Each of the Parties acknowledges and agrees that the release of any asserted or unasserted Claims against any of the Released Persons pursuant to Section 7.1 or Section 7.2 (as applicable) is not, and shall not be construed to be, an admission of any violation of any Federal, state or local statute or regulation, or of any duty owed by such Party or any of such Party's Related Persons to any of the Released Persons.

7.4.2 Each Party acknowledges that there is a risk that after signing this Agreement such Party may discover Claims that are released under Section 7.1 or Section 7.2 (as applicable), but that are presently unknown to it. Each Party assumes this risk and understands that the release set forth in Section 7.1 or Section 7.2 (as applicable) is a full and final release and shall apply to any such Claims. Each Party acknowledges that by accepting the benefits that will accrue to such Party by entering into this Agreement, such Party assumes and waives the risk that the facts and the law may be other than as it believes.

7.4.3 Each Party certifies and acknowledges that such Party:

(a) has read the terms of this Agreement and the release and other agreements set forth in this Article 7, and that such Party understands its terms and effects, including the fact that such Party has agreed to RELEASE AND FOREVER DISCHARGE the Released Persons from all Claims;

(b) has signed this Agreement and agreed to the release and other agreements set forth in this Article 7 voluntarily and knowingly in exchange for the benefits and consideration described herein, which such Party acknowledges is adequate and satisfactory to it; and

(c) has been advised by an attorney of its choice as to the risks and effects of entering into this Agreement and agreeing to the release and other agreements set forth in this Article 7.

ARTICLE 8.

MISCELLANEOUS

8.1 Cumulative Remedies. No failure or delay by any Party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

8.2 Notices. All notices and other communications provided for hereunder shall be in writing and mailed, sent by facsimile transmission, sent by e-mail or delivered to the applicable Party to the address, facsimile number or e-mail address of such Party set forth below its signature to this Agreement, or at such other address, facsimile number or e-mail address as shall be designated by such Party in a written notice to each other Party complying as to delivery with the terms of this Section 8.2. All such notices and other communications, when mailed by certified mail, return receipt requested and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given when received; if sent by overnight courier shall be deemed given within one (1) day of delivery to the overnight carrier; any such notice or communication, if transmitted by facsimile, shall be deemed given when transmitted to the facsimile number specified by this Section 8.2; and any such notice or communication, if sent by e-mail, shall be deemed given when sent to the e-mail address specified by this Section 8.2.

8.3 No Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned without the prior written consent of the other Parties and, in such case, any attempt to do so will be void, except for assignments and transfers by operation of law. This Agreement shall be binding upon, inure to the benefit of, and may be enforced by, each of the Parties and its successors and permitted assigns.

8.4 Waiver. The Selling Member (on the one hand) and the Purchasers (acting together on the other hand) may, by written notice to the other, (a) extend the time for the performance of any of the obligations or other actions of the others in favor or for the benefit of such Person under this Agreement; (b) waive any inaccuracies in the representations or warranties of the other in favor or for the benefit of such Person contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the conditions or covenants of the other Person in favor or for the benefit of such Person contained in this Agreement or (d) waive or modify performance of any of the obligations of the other in favor or for the benefit of such Person under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including any investigation by or on behalf of any Person, shall be deemed to constitute a waiver by the Person taking such action of compliance by any other Person with any of the representations, warranties, covenants, conditions, agreements or indemnities contained in this Agreement. The waiver by any Person of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

8.5 Entire Agreement. This Agreement, together with the other Transaction Documents, shall supersede any other agreement, whether written or oral, that may have been made or entered into by the Parties relating to the matters contemplated hereby and thereby, and this Agreement, together with the other Transaction Documents, constitutes the entire agreement of the Parties with respect to the subject matter hereof.

8.6 Construction. This Agreement shall not be construed more strictly against any Party merely by virtue of the fact that the same has been prepared by such Party or its counsel, it being recognized that the Parties have contributed substantially and materially to the preparation of this Agreement. When a reference is made in this Agreement to Articles or Sections, such reference shall be to an Article or Section in this Agreement unless otherwise indicated. The words "include", "includes", and "including" when used herein shall be deemed in each case to be followed by the words "without limitation" if such words do not expressly follow. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable.

8.7 Amendments, Supplements, etc. Except as set forth in Section 8.4 with respect to waivers, this Agreement may be amended or supplemented only by a writing signed by the Parties specifically referring to this Agreement.

8.8 Headings and Captions. The headings and captions in this Agreement are for reference purposes only and shall not affect the construction or interpretation of any provision of this Agreement.

8.9 Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect.

8.11 Equitable Remedies. Each of the Parties acknowledges and agrees that upon any breach by the Party required to perform its obligations under Sections 5.1, 5.2, 5.3, 5.5, 5.6, 5.7, 5.8, 5.9 and/or 5.10, the Party or Parties entitled to the benefits of such performance will have no adequate remedy at law, and accordingly will be entitled to specific performance and other appropriate injunctive and equitable relief.

8.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

8.13 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES RELATING TO THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE SUPREME COURT, NEW YORK COUNTY (AND, WHERE APPLICABLE, IN THE COMMERCIAL DIVISION THEREOF) OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, POSTAGE PREPAID OR BY

PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 8.2. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT REFERRED TO ABOVE OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

8.14 WAIVER OF JURY TRIAL. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES.

8.15 Third-Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any Person, other than the Parties, any rights or remedies hereunder; provided, however, that (a) any Indemnitee not a party hereto shall be third party beneficiary of the provisions of Article 6 hereof, and (b) any Related Person of any of the Purchasers or the Selling Member shall be a third party beneficiary of Article 7 hereof.

[Reminder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

NEVADA GOLD & CASINOS, INC.

By: ______________________
Name: Robert B. Sturges
Title: CEO

Address:

Nevada Gold & Casinos, Inc.
3040 Post Oak Blvd., Suite 675
Houston, Texas 77056
Attention: Robert Sturges
Fax. No.: (713) 621-6919
E-mail: Rsturges@nevadagold.com

NEVADA GOLD NY, INC.

By: ______________________
Name: Robert B. Sturges
Title: President

Address:

Nevada Gold NY, Inc.
3040 Post Oak Blvd., Suite 675
Houston, Texas 77056
Attention: Robert Sturges
Fax. No.: (713) 621-6919
E-mail: Rsturges@nevadagold.com

SOUTHERN TIER ACQUISITION II, LLC

By: ______________________
Name:
Title:

Address:

c/o Newmark Knight Frank
125 Park Avenue
New York, New York 10017
Attention: Jeffrey Gural
Fax No.: (212) 372-2409
E-mail: jgural@newmarkkf.com

with a copy to:

Goldberg Weprin & Ustin LLP
1501 Broadway, 22nd Floor
New York, New York 10036
Attention: Elizabeth Smith, Esq.
David Smith, Esq.
Fax No.: (212) 730-4518
E-mail: esmith@gwulaw.com
dsmith@gwulaw.com

ONEIDA ENTERTAINMENT LLC

By: ______________________
Name: Joseph C. Bronnings
Title: Vice President

Address:

c/o Plainfield Asset Management LLC
55 Railroad Avenue
Greenwich, Connecticut 06830
Attention: Thomas Fritsch
Fax No.: (203) 302-1779
E-mail: thomas.fritsch@pfam.com

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Attention: Matthew A. Schwartz, Esq.
Fax No.: (212) 806-1329
E-mail: mschwartz@stroock.com

Schedule I to the
Purchase and Sale Agreement

<u>Ownership</u>

Selling Member	Units	Shares of NG-TD Common Stock	Shares of NG-VD Common Stock
Nevada Gold NY, Inc.	74,883.50	0	0
Nevada Gold & Casinos, Inc.		200	200

Form of Southern Tier Promissory Note

PROMISSORY NOTE

$1,100,000 June 14, 2007

I. Indebtedness.

FOR VALUE RECEIVED, the undersigned, SOUTHERN TIER ACQUISITION II, LLC, a New York limited liability company (the "Obligor"), promises to pay to NEVADA GOLD & CASINOS, INC., a Nevada corporation, and NEVADA GOLD NY, INC., a New York corporation (collectively, the "Holder"):

(a) the aggregate principal amount of One Million One Hundred Thousand and No/100 Dollars ($1,100,000), in two (2) installments as follows:

(i) $550,000 on June 14, 2008; and

(ii) $550,000 or, if less, the aggregate unpaid principal amount outstanding under this Promissory Note (this "Note") on June 14, 2009 (the "Maturity Date"); and

(b) interest on the unpaid principal balance hereof at a rate equal to five percent (5%) per annum (calculated on the basis of a year of 365 days and paid for the actual number of days elapsed), payable in full on the Maturity Date.

All payments hereunder shall be made by wire transfer to the account of the Holder set forth on Annex A attached hereto or such other account as the Holder shall have designated to the Obligor in writing in accordance with the terms of clause (b) of Article IV hereof.

II. [Intentionally Deleted.]

III. Default.

If an Event of Default (as hereinafter defined) exists under the provisions of this Note, the Holder may accelerate the entire balance outstanding under this Note, by written notice to the Obligor, and the entire balance outstanding under this Note, together with any accrued but unpaid interest, shall become immediately due and payable. At such time, the Holder shall be entitled to exercise any remedies that it may have at law or in equity in order to collect its debt hereunder, including, without limitation, the commencement of legal proceedings against the Obligor.

An "Event of Default" means the occurrence of any of the following:

(a) the failure of the Obligor to make any payment of principal or interest under this Note and such default continues for more than fifteen (15) days;

(b) the filing by the Obligor of a voluntary petition in bankruptcy or application seeking the appointment of a receiver for it or its assets;

(c) the filing of an involuntary petition in bankruptcy against the Obligor which remains unstayed or undischarged in excess of ninety (90) days;

(d) the sale of all or substantially all of the Obligor's assets, or the sale of a majority of the equity interests of the Obligor, in either case to one or more persons who is not (i) a member of the Obligor, (ii) an affiliate of the Obligor or (iii) an affiliate of any member of the Obligor; or

(e) a merger, consolidation or recapitalization of the Obligor in which a majority of the outstanding equity interests of the Obligor is transferred or sold to one or more persons who is not, immediately prior to such merger, consolidation or recapitalization, (i) a member of the Obligor, (ii) an affiliate of the Obligor or (iii) an affiliate of any member of the Obligor.

IV. Miscellaneous.

(a) Waiver. The Obligor hereby waives, to the extent not prohibited by provisions of applicable law, presentment, demand, protest and notice thereof or dishonor, and waives any right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. No course of dealing between the Obligor on the one hand, and the Holder on the other hand, shall operate as a waiver of any of its rights under this Note. No delay or omission in exercising any right under this Note shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a waiver of or bar to any right or remedy on any other occasion.

(b) Notices. All notices hereunder shall be given in the manner provided in Section 8.2 of the Purchase Agreement.

(c) Severability. In the event that any one or more of the provisions contained in this Note shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Note shall not in any way be impaired.

(d) Prepayment. All or any portion of this Note, together with all accrued and unpaid interest hereon, may be prepaid at any time without premium or penalty.

(e) Assignment. Neither the Obligor nor the Holder may assign or pledge their rights and obligations under this Note without the prior written consent of the other party; provided, however, that the Holder shall be permitted to pledge this Note as collateral security for certain financing arrangements made available to the Holder by Louise H. Rogers.

(f) GOVERNING LAW. THE OBLIGOR HEREBY AGREES, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER IS HEREBY DEEMED TO HAVE AGREED, THAT THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

(g) **<u>FORUM SELECTION AND CONSENT TO JURISDICTION</u>. THE OBLIGOR HEREBY AGREES, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER IS HEREBY DEEMED TO HAVE AGREED, THAT:**

(i) **ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE OBLIGOR OR THE HOLDER RELATING TO THIS NOTE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE SUPREME COURT, NEW YORK COUNTY (AND, WHERE APPLICABLE, IN THE COMMERCIAL DIVISION THEREOF) OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK;**

(ii) **THE SERVICE OF PROCESS BY CERTIFIED MAIL, POSTAGE PREPAID OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES REFERRED TO IN CLAUSE (B) OF THIS ARTICLE IV SHALL BE DEEMED TO BE A VALID AND LAWFUL SERVICE OF PROCESS;**

(iii) **IT HAS NO OBJECTION TO, AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO, THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND**

(iv) **TO THE EXTENT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT REFERRED TO ABOVE OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE.**

(h) **<u>WAIVER OF JURY TRIAL</u>. THE OBLIGOR HEREBY, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE OBLIGOR OR THE HOLDER.**

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Note to be signed as of the day and year first above written.

SOUTHERN TIER ACQUISITION II, LLC

By:________________________________
Name:
Title:

Annex A

Wire Transfer Instructions

Bank:	Encore Bank
Routing Number:	113093849
Account Name:	Nevada Gold & Casinos, Inc.
Account Number:	023004641

Form of Oneida Promissory Note

PROMISSORY NOTE

$1,100,000 June 14, 2007

I. Indebtedness.

FOR VALUE RECEIVED, the undersigned, ONEIDA ENTERTAINMENT LLC, a Delaware limited liability company (the "Obligor"), promises to pay to NEVADA GOLD & CASINOS, INC., a Nevada corporation, and NEVADA GOLD NY, INC., a New York corporation (collectively, the "Holder"):

(a) the aggregate principal amount of One Million One Hundred Thousand and No/100 Dollars ($1,100,000), in two (2) installments as follows:

(i) $550,000 on June 14, 2008; and

(ii) $550,000 or, if less, the aggregate unpaid principal amount outstanding under this Promissory Note (this "Note") on June 14, 2009 (the "Maturity Date"); and

(b) interest on the unpaid principal balance hereof at a rate equal to five percent (5%) per annum (calculated on the basis of a year of 365 days and paid for the actual number of days elapsed), payable in full on the Maturity Date.

All payments hereunder shall be made by wire transfer to the account of the Holder set forth on Annex A attached hereto or such other account as the Holder shall have designated to the Obligor in writing in accordance with the terms of clause (b) of Article IV hereof.

II. [Intentionally Deleted.]

III. Default.

If an Event of Default (as hereinafter defined) exists under the provisions of this Note, the Holder may accelerate the entire balance outstanding under this Note, by written notice to the Obligor, and the entire balance outstanding under this Note, together with any accrued but unpaid interest, shall become immediately due and payable. At such time, the Holder shall be entitled to exercise any remedies that it may have at law or in equity in order to collect its debt hereunder, including, without limitation, the commencement of legal proceedings against the Obligor.

An "Event of Default" means the occurrence of any of the following:

(a) the failure of the Obligor to make any payment of principal or interest under this Note and such default continues for more than fifteen (15) days;

(b) the filing by the Obligor of a voluntary petition in bankruptcy or application seeking the appointment of a receiver for it or its assets;

(c) the filing of an involuntary petition in bankruptcy against the Obligor which remains unstayed or undischarged in excess of ninety (90) days;

(d) the sale of all or substantially all of the Obligor's assets, or the sale of a majority of the equity interests of the Obligor, in either case to one or more persons who is not (i) a member of the Obligor, (ii) an affiliate of the Obligor or (iii) an affiliate of any member of the Obligor; or

(e) a merger, consolidation or recapitalization of the Obligor in which a majority of the outstanding equity interests of the Obligor is transferred or sold to one or more persons who is not, immediately prior to such merger, consolidation or recapitalization, (i) a member of the Obligor, (ii) an affiliate of the Obligor or (iii) an affiliate of any member of the Obligor.

IV. Miscellaneous.

(a) Waiver. The Obligor hereby waives, to the extent not prohibited by provisions of applicable law, presentment, demand, protest and notice thereof or dishonor, and waives any right to be released by reason of any extension of time or change in the terms of payment or any change, alteration or release of any security given for the payment hereof. No course of dealing between the Obligor on the one hand, and the Holder on the other hand, shall operate as a waiver of any of its rights under this Note. No delay or omission in exercising any right under this Note shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a waiver of or bar to any right or remedy on any other occasion.

(b) Notices. All notices hereunder shall be given in the manner provided in Section 8.2 of the Purchase Agreement.

(c) Severability. In the event that any one or more of the provisions contained in this Note shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Note shall not in any way be impaired.

(d) Prepayment. All or any portion of this Note, together with all accrued and unpaid interest hereon, may be prepaid at any time without premium or penalty.

(e) Assignment. Neither the Obligor nor the Holder may assign or pledge their rights and obligations under this Note without the prior written consent of the other party; provided, however, that the Holder shall be permitted to pledge this Note as collateral security for certain financing arrangements made available to the Holder by Louise H. Rogers.

(f) GOVERNING LAW. THE OBLIGOR HEREBY AGREES, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER IS HEREBY DEEMED TO HAVE AGREED, THAT THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

(g) <u>FORUM SELECTION AND CONSENT TO JURISDICTION</u>. **THE OBLIGOR HEREBY AGREES, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER IS HEREBY DEEMED TO HAVE AGREED, THAT:**

(i) **ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE OBLIGOR OR THE HOLDER RELATING TO THIS NOTE SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE SUPREME COURT, NEW YORK COUNTY (AND, WHERE APPLICABLE, IN THE COMMERCIAL DIVISION THEREOF) OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK;**

(ii) **THE SERVICE OF PROCESS BY CERTIFIED MAIL, POSTAGE PREPAID OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES REFERRED TO IN CLAUSE (B) OF THIS ARTICLE IV SHALL BE DEEMED TO BE A VALID AND LAWFUL SERVICE OF PROCESS;**

(iii) **IT HAS NO OBJECTION TO, AND HEREBY EXPRESSLY AND IRREVOCABLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO, THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND**

(iv) **TO THE EXTENT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT REFERRED TO ABOVE OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS NOTE.**

(h) <u>WAIVER OF JURY TRIAL</u>. **THE OBLIGOR HEREBY, AND BY ACCEPTANCE OF THIS NOTE THE HOLDER HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE OBLIGOR OR THE HOLDER.**

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Note to be signed as of the day and year first above written.

ONEIDA ENTERTAINMENT LLC

By:__________________________________
Name:
Title:

Annex A

Wire Transfer Instructions

Bank:	Encore Bank
Routing Number:	113093849
Account Name:	Nevada Gold & Casinos, Inc.
Account Number:	023004641

Exhibit C to the
Purchase and Sale Agreement

Form of Southern Tier Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of June 14, 2007, between (a)(i) Nevada Gold & Casinos, Inc., a Nevada corporation ("NG Parent"), (ii) Nevada Gold NY, Inc., a New York corporation ("Nevada Gold," and together with NG Parent, individually and collectively, the "Assignor"), and (b) Southern Tier Acquisition II, LLC, a New York limited liability company (the "Assignee"), pursuant to a Purchase and Sale Agreement, dated as of June 14, 2007, by and among the Assignor, the Assignee and Oneida Entertainment LLC (the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration as recited in the Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Assignment and Assumption.

1.1 Assignment. The Assignor hereby assigns to the Assignee all of the Assignor's rights, title and interest in, to and under the Transferred Southern Tier Securities and the Assigned Rights relating to the Transferred Southern Tier Securities (collectively, the "Southern Tier Transferred Property"), effective as of the date hereof (the "Effective Date").

1.2 Assumption. The Assignee hereby accepts such assignment of the Southern Tier Transferred Property. The Assignee undertakes and agrees to comply with and be bound by all the obligations under or related to the Investment Documents governing or relating to the Transferred Southern Tier Securities solely to the extent that such obligations arise after the Effective Date. Notwithstanding the preceding sentence, the Assignee is not, directly or indirectly, assuming, and shall not in any way be or become responsible for, any liabilities of the Assignor which arise, directly or indirectly, out of (i) events occurring prior to the Effective Date, whether or not such liabilities are known or unknown as of the Effective Date, (ii) the Assignor's transfer of the Transferred Southern Tier Securities to the Assignee, (iii) the inaccuracy of any representation or the breach of any covenant or agreement made by any Assignor in the Purchase Agreement or in any of the Investment Documents, or (iv) any tax liabilities of the Assignor, including without limitation, any taxes that pursuant to the Operating Agreement or the Purchase Agreement are the responsibility of the Assignor and any taxes attributable to Profits that pursuant to the Operating Agreement or the Purchase Agreement are allocable to the Assignor.

Section 2 General.

2.1 Purchase Agreement Controlling. This Assignment is made, executed and delivered pursuant to the Purchase Agreement, and is subject to all the terms, provisions and conditions thereof. To the extent of any conflict between the terms of the Purchase Agreement

and this Assignment, the Purchase Agreement shall be controlling. The Assignor and the Assignee expressly acknowledge and agree that neither the representations and warranties nor the rights and remedies of either party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this Assignment.

2.2 Amendment. This Assignment may only be amended by an instrument executed and delivered by each party hereto.

2.3 Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise. No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

2.4 GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

2.5 Headings. The headings of the sections and subsections hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

2.6 Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns hereunder.

2.7 Counterparts. This Assignment may be executed in any number of duplicated counterparts (including by facsimile) each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed and delivered this Assignment as of June 14, 2007.

ASSIGNOR:

NEVADA GOLD & CASINOS, INC.

By: ______________________________
Name:
Title:

NEVADA GOLD NY, INC.

By: ______________________________
Name:
Title:

ASSIGNEE:

SOUTHERN TIER ACQUISITION II, LLC

By: ______________________________
Name:
Title:

Form of Oneida Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of June 14, 2007, between (a)(i) Nevada Gold & Casinos, Inc., a Nevada corporation ("NG Parent"), (ii) Nevada Gold NY, Inc., a New York corporation ("Nevada Gold," and together with NG Parent, individually and collectively, the "Assignor"), and (b) Oneida Entertainment LLC, a Delaware limited liability company (the "Assignee"), pursuant to a Purchase and Sale Agreement, dated as of June 14, 2007, by and among the Assignor, the Assignee and Southern Tier Acquisition II, LLC (the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration as recited in the Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Assignment and Assumption.

1.1 Assignment. The Assignor hereby assigns to the Assignee all of the Assignor's rights, title and interest in, to and under the Transferred Oneida Securities and the Assigned Rights relating to the Transferred Oneida Securities (collectively, the "Oneida Transferred Property"), effective as of the date hereof (the "Effective Date").

1.2 Assumption. The Assignee hereby accepts such assignment of the Oneida Transferred Property. The Assignee undertakes and agrees to comply with and be bound by all the obligations under or related to the Investment Documents governing or relating to the Transferred Oneida Securities solely to the extent that such obligations arise after the Effective Date. Notwithstanding the preceding sentence, the Assignee is not, directly or indirectly, assuming, and shall not in any way be or become responsible for, any liabilities of the Assignor which arise, directly or indirectly, out of (i) events occurring prior to the Effective Date, whether or not such liabilities are known or unknown as of the Effective Date, (ii) the Assignor's transfer of the Transferred Oneida Securities to the Assignee, (iii) the inaccuracy of any representation or the breach of any covenant or agreement made by any Assignor in the Purchase Agreement or in any of the Investment Documents, or (iv) any tax liabilities of the Assignor, including without limitation, any taxes that pursuant to the Operating Agreement or the Purchase Agreement are the responsibility of the Assignor and any taxes attributable to Profits that pursuant to the Operating Agreement or the Purchase Agreement are allocable to the Assignor.

Section 2 General.

2.1 Purchase Agreement Controlling. This Assignment is made, executed and delivered pursuant to the Purchase Agreement, and is subject to all the terms, provisions and conditions thereof. To the extent of any conflict between the terms of the Purchase Agreement and this Assignment, the Purchase Agreement shall be controlling. The Assignor and the Assignee expressly acknowledge and agree that neither the representations and warranties nor

the rights and remedies of either party under the Purchase Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this Assignment.

2.2 Amendment. This Assignment may only be amended by an instrument executed and delivered by each party hereto.

2.3 Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise. No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.

2.4 **GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.**

2.5 Headings. The headings of the sections and subsections hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

2.6 Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns hereunder.

2.7 Counterparts. This Assignment may be executed in any number of duplicated counterparts (including by facsimile) each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed and delivered this Assignment as of June 14, 2007.

ASSIGNOR:

NEVADA GOLD & CASINOS, INC.

By: ______________________________
Name:
Title:

NEVADA GOLD NY, INC.

By: ______________________________
Name:
Title:

ASSIGNEE:

ONEIDA ENTERTAINMENT LLC

By: ______________________________
Name:
Title:

Form of Southern Tier Bill of Sale

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That pursuant to the terms of the Purchase and Sale Agreement, made and entered into as of June 14, 2007 (the "Purchase Agreement"), by and between (a) Nevada Gold & Casinos, Inc., a Nevada corporation ("NG Parent"), (b) Nevada Gold NY, Inc., a New York corporation ("Nevada Gold," and together with NG Parent, individually or collectively, the "Selling Member"), (c) Southern Tier Acquisition II, LLC, a New York limited liability company ("Southern Tier"), and (d) Oneida Entertainment LLC, a Delaware limited liability company; and in consideration of good and valuable consideration as recited in the Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, the Selling Member does hereby sell, assign, transfer and deliver to Southern Tier, effective as of the date hereof, subject to the terms and conditions of the Purchase Agreement, all of the Selling Member's rights, title and interest in, to and under the following property (collectively, the "Southern Tier Transferred Property"):

(1) the Transferred Southern Tier Securities; and

(2) all Assigned Rights relating to the Transferred Southern Tier Securities;

TO HAVE AND TO HOLD the Southern Tier Transferred Property hereby sold, assigned, transferred and delivered, or intended so sold, assigned, transferred and delivered, unto Southern Tier, its successors and assigns, FOREVER.

From and after the execution and delivery of this Bill of Sale to Southern Tier, the Selling Member shall not have any right, title or interest in, to or under the Southern Tier Transferred Property (or any part thereof). This Bill of Sale shall be binding upon and shall inure to the benefit of the respective successors and assigns of each of the Selling Member and Southern Tier.

All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Selling Member has duly executed and delivered this Bill of Sale as of June 14, 2007.

NEVADA GOLD & CASINOS, INC.

By: ______________________________
Name:
Title:

NEVADA GOLD NY, INC.

By: ______________________________
Name:
Title:

Exhibit F to the
Purchase and Sale Agreement

Form of Oneida Bill of Sale

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS:

That pursuant to the terms of the Purchase and Sale Agreement, made and entered into as of June 14, 2007 (the "Purchase Agreement"), by and between (a) Nevada Gold & Casinos, Inc., a Nevada corporation ("NG Parent"), (b) Nevada Gold NY, Inc., a New York corporation ("Nevada Gold," and together with NG Parent, individually or collectively, the "Selling Member"), (c) Southern Tier Acquisition II, LLC, a New York limited liability company, and (d) Oneida Entertainment LLC, a Delaware limited liability company ("Oneida"); and in consideration of good and valuable consideration as recited in the Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, the Selling Member does hereby sell, assign, transfer and deliver to Oneida, effective as of the date hereof, subject to the terms and conditions of the Purchase Agreement, all of the Selling Member's rights, title and interest in, to and under the following property (collectively, the "Oneida Transferred Property"):

(1) the Transferred Oneida Securities; and

(2) all Assigned Rights relating to the Transferred Oneida Securities;

TO HAVE AND TO HOLD the Oneida Transferred Property hereby sold, assigned, transferred and delivered, or intended so sold, assigned, transferred and delivered, unto Oneida, its successors and assigns, FOREVER.

From and after the execution and delivery of this Bill of Sale to Oneida, the Selling Member shall not have any right, title or interest in, to or under the Oneida Transferred Property (or any part thereof). This Bill of Sale shall be binding upon and shall inure to the benefit of the respective successors and assigns of each of the Selling Member and Oneida.

All capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Selling Member has duly executed and delivered this Bill of Sale as of June 14, 2007.

NEVADA GOLD & CASINOS, INC.

By: ______________________________
Name:
Title:

NEVADA GOLD NY, INC.

By: ______________________________
Name:
Title:

Caterpillar Lease

CATERPILLAR FINANCIAL SERVICES CORPORATION

FINANCE LEASE

Dated as of: 12-19-06

LESSEE: NEVADA GOLD-VERNON DOWNS, INC.
ADDRESS: 14 RUTH ST
VERNON, NY 13476

LESSOR: CATERPILLAR FINANCIAL SERVICES CORPORATION
ADDRESS: 2120 West End Avenue
Nashville, TN 37203

Lessor, in reliance on Lessee's selection of the equipment described below ("Unit" or "Units"), agrees to acquire and lease the Units to Lessee, and Lessee agrees to lease the Units from Lessor, subject to the terms and conditions below and on the following page(s):

Description of Unit(s)			Serial#	Monthly Rent	Final Payment
(1) New	C-32	Caterpillar gen set	G5C00416	$4,882.02	$33,579.70

Rent to be paid: in arrears (starts one month after Delivery Date) and every month thereafter.

Lease Term: 60 Months Utilization Date: November 18, 2006

The [ ] Mandatory Final Payment (Section 13) [X] Optional Final Payment (Section 14) is applicable to this Lease (check one)

Location of Unit(s):
VERNON, NY 13476, ONEIDA

ADDITIONAL PROVISIONS: RIDERS:

TERMS AND CONDITIONS

1. LEASE TERM: The lease term for each Unit shall start on its Delivery Date (the date (a) Lessor executes this Lease, (b) Lessor takes title to the Unit, or (c) Lessee or its agent takes control of physical possession of the Unit, whichever is latest), provided the Delivery Date is on or before the utilization date stated above, and shall continue for the number of months stated above. If the Delivery Date is not on or before the utilization date, Lessee shall, at the option of Lessor, assume Lessor's obligations to purchase and pay for the Unit. Lessee shall execute and send Lessor's delivery supplement to Lessor promptly after delivery of a Unit.

2. RENT: Lessee shall pay to Lessor, at ______________________________ or such other location Lessor designates in writing, rent for each Unit as stated above starting (a) on its Delivery Date if the rent is to be paid in advance, or (b) one month (or other period as stated above) after its Delivery Date if the rent is to be paid in arrears. An amount equal to the first rent payment for each Unit must accompany this document when it is submitted to Lessor. If Lessor executes this document, the amount shall be the first rent payment. If Lessor does not execute this document, the amount shall be returned to Lessee. If Lessor does not receive a rent payment on the date it is due, Lessee shall pay to Lessor, on demand, a late payment charge equal to five percent (5%) of the rent payment not paid when due or the highest charge allowed by law, whichever is less.

3. NO ABATEMENT: Lessee shall not be entitled to abatement or reduction of rent or setoff against rent for any reason whatsoever. Except as otherwise provided, this Lease shall not terminate because of, nor shall the obligations of Lessor or Lessee be affected by damage to, any defect in, destruction of, or loss of possession or use of a Unit; the attachment of any lien, security interest or other claim to a Unit; any interference with Lessee's use of a Unit; Lessee's insolvency or the commencement of any bankruptcy or similar proceeding by or against Lessee, or any other cause whatsoever.

4. DISCLAIMER OF WARRANTIES: Lessee acknowledges and agrees that Lessor is not the manufacturer of the Unit(s) and that Lessee has selected each Unit based on Lessee's own judgment without any reliance whatsoever on any statements or representations made by Lessor. AS BETWEEN LESSOR AND LESSEE, THE UNIT(S) ARE PROVIDED "AS IS" WITHOUT ANY WARRANTIES OF ANY KIND. LESSOR HEREBY EXPRESSLY DISCLAIMS a) ALL WARRANTIES OF MERCHANTABILITY, b) ALL WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, AND c) ALL WARRANTIES AGAINST INFRINGEMENT OR THE LIKE. Lessor assigns to Lessee its interest in any of the manufacturer's warranties on the Unit(s).

5. POSSESSION, USE AND MAINTENANCE: Lessee shall not (a) use, operate, maintain or store a Unit improperly, carelessly, unsafely or in violation of any applicable law or regulation or for any purpose other than in the conduct of Lessee's business; (b) abandon a Unit; (c) sublease a Unit, permit the use of a Unit by anyone other than Lessee, change the use of unit from that specified in the Application Survey/Usage Rider attached hereto, or change the location of a Unit from that specified above, without the prior written consent of Lessor, or (d) create or allow to exist any lien, claim, security interest or encumbrance on any of its rights hereunder or a Unit. A Unit is and shall remain personal property regardless of its use or manner of attachment to realty. Lessor and its agent shall have the right (but not the obligation) to inspect a Unit and maintenance records relating to it and observe its use. Lessee, at its expense, shall maintain each Unit in good operating order, repair and condition and shall perform maintenance at least as frequently as stated in any applicable operator's guide, service manual, or lubrication and maintenance guide. Lessee shall not alter any Unit or affix any accessory or equipment to it if doing so will impair its originally intended function or use or reduce its value. Any alteration or addition to a Unit shall be the responsibility of and at the sole risk of Lessee. All parts, accessories and equipment affixed to a Unit shall be subject to the security interest of Lessor.

6. **TAXES:** Lessee shall promptly pay or reimburse Lessor for all fees, charges and taxes of any nature, including, without limitation, personal property taxes, together with any penalties, fines or additions to tax and interest thereon (collectively, "Taxes") levied on or assessed against Lessor in connection with the ownership, leasing, rental, sale, possession, purchase, or use of a Unit; excluding however, all charges or taxes on or measured by Lessor's net income, or charges or taxes levied on or assessed against Lessor in connection with a Unit after the Unit is returned to Lessor in accordance with the terms of this Lease. If the reimbursement to Lessor of Taxes constitutes income for federal, state or local tax purposes and if the Lessor is not entitled to a deduction for the full amount of the reimbursement, the Lessee shall pay the Lessor an additional amount such that the net amount received by Lessor after payment of all related Taxes equals the amount which Lessor would have received if no such Taxes were payable. Lessee shall prepare and timely file, in a manner satisfactory to Lessor, any reports or returns which may be required with respect to a Unit, including, without limitation, personal property tax returns. For purposes of this section, in computing Lessor's Taxes attributable to a reimbursement, it shall be assumed that the Lessor is in the highest marginal tax rate applicable to corporations at the time the reimbursement is made, and that the term "Lessor" shall include any affiliated group, within the meaning of Section 1504 of the Internal Revenue Code of 1986, of which Lessor is a member for any year in which a consolidated or combined income tax return is filed for the affiliated group.

7. **LOSS OR DAMAGE:** Lessee shall bear the risk, of any Casualty Occurrence (the Unit is worn out, lost, stolen, destroyed, taken by government action or, in Lessor's opinion, irreparably damaged) or other damage from the time it is purchased by Lessor until it is returned to Lessor. Lessee shall give Lessor prompt notice of a Casualty Occurrence or other damage. If, in Lessor's opinion, the damage is not a Casualty Occurrence, Lessee shall, at its expense, promptly restore the Unit to the condition required by Section 5. If a Casualty Occurrence, Lessee shall pay to Lessor on the first rent payment date following the Casualty Occurrence (thirty (30) days after the Casualty Occurrence if there is no rent payment date remaining) the lesser of (a) the sum of (i) all amounts then due under this Lease with respect to the Unit, (ii) the present value of all unpaid rent for the Unit, and (iii) the present value of the Purchase Price of the Unit as stated on the front hereof, or (b) the maximum amount permitted by law. Present values will be determined by discounting at the implicit interest rate of this Lease. Upon making this payment, the lease term with respect to the Unit shall terminate and Lessee shall be entitled to possession of the Unit and to any recovery in respect to it (subject to the rights of any insurer).

8. WAIVER AND INDEMNITY: LESSEE HEREBY AGREES TO RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS LESSOR, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS FROM AND AGAINST ANY CLAIMS OF LESSEE OR THIRD PARTIES, INCLUDING CLAIMS BASED UPON BREACH OF CONTRACT, BREACH OF WARRANTY, PERSONAL INJURY, PROPERTY DAMAGE, STRICT LIABILITY OR NEGLIGENCE, FOR ANY LOSS, DAMAGE OR INJURY CAUSED BY OR RELATING TO THE DESIGN, MANUFACTURE, SELECTION, DELIVERY, CONDITION, OPERATION, USE, OWNERSHIP, MAINTENANCE OR REPAIR OF ANY UNIT. FURTHER, LESSEE AGREES TO BE RESPONSIBLE FOR ALL COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, INCURRED BY LESSOR OR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND ASSIGNS IN DEFENDING SUCH CLAIMS OR IN ENFORCING THIS PROVISION. UNDER NO CONDITION OR CAUSE OF ACTION SHALL LESSOR BE LIABLE FOR ANY LOSS OF ACTUAL OR ANTICIPATED BUSINESS OR PROFITS OR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

9. **INSURANCE:** Lessee, at its expense, shall keep each Unit insured for the benefit of Lessor against all risks for not less than the amount described in Section 7 and shall maintain comprehensive public liability insurance (including product and broad form contractual liability) covering the Unit for not less than $1,000,000 combined coverage for bodily injury and property damage. All insurance shall be in a form and with companies as Lessor shall approve, shall specify Lessor and Lessee as name insured, shall be primary, without the right of contribution from any other insurance carried by Lessor, and shall provide that the insurance may not be canceled or altered so as to affect the interest of Lessor without at least to (10) days' prior written notice to Lessor. All insurance covering loss or damage to a Unit shall name Lessor as loss payee. Lessee shall not make adjustments with insurers except with Lessor's prior written consent and hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to receive payment of and to endorse all checks, drafts and other documents and to take any other actions necessary to pursue insurance claims and recover payments if Lessee fails to do so. Lessee shall promptly notify Lessor of any occurrence which may become the basis of a claim and shall provide Lessor with all requested pertinent data. Lessee shall promptly deliver to Lessor evidence of such insurance coverage.

10. **EVENTS OF DEFAULT:** Each of the following constitutes an event of default ("Event of Default"): (a) Lessee fails to make any payment when due; (b) any representation or warranty to Lessor which is incorrect or misleading; (c) Lessee fails to observe or perform any covenant, agreement or warranty made by Lessee and the failure continues for ten (10) days after written notice to Lessee; (d) any default occurs under any other agreement between Lessee and Lessor or any affiliate of Lessor; (e) Lessee or any guarantor of this Lease ceases to do business, becomes insolvent, makes an assignment for the benefit of creditors or files any petition or action under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; (f) filing of any involuntary petition under any bankruptcy statute against Lessee or any guarantor of this Lease, or appointment of a receiver, trustee, custodian or similar official to take possession of the properties of Lessee or any guarantor of this Lease, unless the petition or appointment ceases to be in effect within thirty (30) days after filing or appointment; and (g) breach or repudiation of a guaranty obtained by Lessor in connection with this Lease.

11. **REMEDIES:** If an Event of Default occurs, Lessor may (a) proceed by court action to enforce performance by Lessee of the covenants of this Lease or to recover damages for their breach or (b) by notice in writing to Lessee terminate this Lease, in which event Lessee shall remain liable as provided herein and Lessor may do any one or more of the following: (i) declare the balance due (or the maximum amount permitted by law if recovery of the entire balance due is prohibited) with respect to each Unit immediately due and payable and recover any additional damages and expenses sustained by Lessor due to breach of any covenant, representation or warranty in this Lease other than for the payment of rent; (ii) enforce the security interest granted herein; (iii) require Lessee to return each Unit and additional security pursuant to Section 12; and (iv) enter the premises where any Unit or additional security may be and take possession of it without notice, liability or legal process. Lessee agrees to pay all charges, costs, expenses and reasonable attorney's fees incurred by Lessor in enforcing this Lease. Lessor has all rights given to a secured party by law. Lessor may undertake commercially reasonable efforts to sell or release a Unit and additional security, and the proceeds of any sale or re-lease shall be applied in the following order: (i) to reimburse Lessor for all expenses of retaking, holding, preparing for sale or re-lease and selling or re-leasing the Unit and additional security, including any taxes, charges, costs, expenses and reasonable attorney's fees incurred by Lessor; (ii) to pay Lessor all amounts which under the terms of this Lease are due or have accrued as of the date of Lessor's receipt of the proceeds; and (iii) to pay Lessor the balance due (or the maximum amount permitted by law if recovery of the entire balance due is prohibited) with respect to the Unit and additional security. Any surplus shall be paid to the person entitled to it. Lessee shall promptly pay any deficiency to Lessor. Lessee acknowledges that sales for cash or credit to a wholesaler, retailer or user of a Unit or additional security are all commercially reasonable. The remedies provided to Lessor shall be cumulative and shall be in addition to all other remedies existing at law or in equity. If Lessee fails to perform any of its obligations under this Lease, Lessor may perform the obligations, and the expenses incurred by Lessor as a result shall be payable by Lessee upon demand.

12. **RETURN OF UNIT:** If Lessor shall rightfully demand possession of a Unit, Lessee, at its expense, shall promptly deliver possession of the Unit to Lessor, properly protected and in the condition required by Section 5, at the option of Lessor, (a) to the premises of the nearest Caterpillar dealer selling equipment of the same type as the Unit, or (b) on board a carrier named by Lessor and shipping it, freight collect, to the destination designated by Lessor. If the Unit is not in the condition required by Section 5, Lessee shall pay to Lessor, on demand, all costs and expenses incurred by Lessor to bring the Unit into the required condition.

13. **MANDATORY FINAL PAYMENT:** If the Mandatory Final Payment box is checked, at the end of lease term with respect to a Unit, provided this Lease has not been terminated with respect to it, Lessee shall pay the Final Payment stated on the front hereof. Upon receipt of the Final Payment, and all other amounts due under this Lease, plus an amount equal to any taxes due in connection with the transfer of the Unit or the delivery of the bill of sale, Lessor shall deliver to Lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Lessee shall purchase the Unit "**AS IS, WHERE IS, WITH ALL FAULTS.**"

14. **OPTIONAL FINAL PAYMENT:** If the Optional Final Payment box is checked and if no Event of Default shall have occurred and be continuing, Lessee may, by notice delivered to Lessor not less than sixty (60) days prior to the end of the lease term with respect to a Unit, elect to pay the Final Payment stated on the front. Payment

of the Final Payment shall be due at the end of the lease term. Upon payment of the Final Payment and all other amounts due under this Lease, plus an amount equal to any taxes due in connection with the transfer of the Unit or the delivery of the bill of sale, Lessor shall deliver to Lessee, upon request, a bill of sale without warranties except that the Unit is free of all encumbrances of any person claiming through Lessor. Lessee shall purchase the Unit "AS IS, WHERE IS, WITH ALL FAULTS". If Lessee does not elect to pay the Final Payment, Lessee, upon expiration of the lease term, shall return the Unit to Lessor as provided in Section 12 and furnish Lessor with documentation, as Lessor may reasonably request, conveying to Lessor all of Lessee's right, title and interest in the Unit, free and clear of all liens, claims, security interests and encumbrances other than those of Lessor.

15. SECURITY INTEREST; LESSEE REPRESENTATIONS: Unless applicable law provides otherwise, title to a Unit shall remain in Lessor as security for the obligations of Lessee hereunder until Lessee has fulfilled all of its obligations. Lessee hereby grants to Lessor a continuing security interest in the Unit, including all attachments, accessories and optional features therefor (whether or not installed thereon) and all substitutions, replacements, additions, and accessions thereto, and proceeds of all of the foregoing, including, but not limited to, proceeds in the form of chattel paper to secure the payment of all sums due hereunder. Lessee will, at its expense, do any act and execute, acknowledge, deliver, file, register and record any documents which Lessor deems desirable in its discretion to protect Lessor's security interest in the Unit and Lessor's rights and benefits under this Lease. Lessee hereby irrevocably appoints Lessor as Lessee's Attorney-in-Fact for the signing and filing of such documents and authorizes Lessor to delegate these limited powers. Lessee represents and warrants to Lessor that (a) Lessee has the power to make, deliver and perform under this Lease, (b) the person executing and delivering this Lease is authorized to do so on behalf of Lessee, and (c) this Lease constitutes a valid obligation of Lessee, legally binding upon it and enforceable in accordance with its terms. Lessee shall, during the lease term, display in a prominent place on the Unit labels supplied by Lessor stating that the Unit is leased from Lessor. Lessee further represents and warrants to Lessor that Lessee is and shall remain a Corporation registered in the state of NY ("Business Location"); and Lessee will not change its form of business organization or Business Location without prior written notice to Lessor.

16. ASSIGNMENT; COUNTERPARTS: The rights of Lessor under this Lease and title to the Unit may be assigned by Lessor at any time. If notified by Lessor, Lessee shall make all payments due under this Lease to the party designated in the notice, without offset or deduction. No assignment of this Lease or any right or obligation under it may be made by Lessee without the prior written consent of Lessor. This Lease shall be binding upon and benefit Lessor and Lessee and their respective successors and assigns. If this Lease is assigned by Lessor to a partnership or trust, the term "Lessor" shall thenceforth mean and include the partnership or trust and shall also include, for purposes of Sections 4, 5, 6, 7, 8 and 9, each partner in or beneficiary of the partnership or trust. Although multiple counterparts of this document may be signed, only the counterpart accepted, acknowledged and certified by Caterpillar Financial Services Corporation on the signature page thereof as the original will constitute original chattel paper.

17. EFFECT OF WAIVER; ENTIRE AGREEMENT; MODIFICATION OF LEASE; NOTICES: A delay or omission by Lessor to exercise any right or remedy shall not impair any right or remedy and shall not be construed as a waiver of any breach or default. Any waiver or consent by Lessor must be in writing. This Lease completely states the rights of Lessor and Lessee and supersedes all prior agreements with respect to the Unit. No variation or modification of this Lease shall be valid unless in writing. All notices shall be in writing, addressed to the other party at the address stated on the front or at such other address as may hereafter be furnished in writing.

18. APPLICABLE LAW, JURISDICTION AND JURY TRIAL WAIVER PROVISIONS: This Agreement shall be governed by and construed under the laws of the State of Tennessee, without giving effect to the conflict-of-laws principles thereof, and Lessee hereby consents to the jurisdiction of any state or federal court located within the State of Tennessee. THE PARTIES HERETO HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OBLIGATIONS OR THE COLLATERAL.

19. SEVERABILITY; SURVIVAL OF COVENANTS: If any provision of this Lease shall be invalid under any law, it shall be deemed omitted but the remaining provisions hereof shall be given effect. All obligations of Lessee under this Lease shall survive the expiration or termination of this Lease to the extent required for their full observance and performance.

Lessee: ~~NEVADA GOLD-VERNON DOWNS, INC~~	Lessor: CATERPILLAR FINANCIAL SERVICES CORPORATION
By: [signature]	By: [signature]
Name (PRINT): Timothy M. Merrill	Name (PRINT): Gary Gunn
Title: Asst. General Manager	Title: Business Underwriter
Date: 10/17/04	Date: 12-9-06

Caterpillar Guaranty

(2)

GUARANTY OF PAYMENT

THIS GUARANTY ("Guaranty") is made and entered into as of 10.17.06 by NEVADA GOLD & CASINOS, INC., 3040 POST OAK BLVD, SUITE 675 HOUSTON, TX. 77056 (hereinafter, referred to as "Guarantor"), in favor of Caterpillar Financial Services Corporation, 2120 West End Avenue, Nashville, Tennessee 37203-0001 (hereinafter referred to as "Caterpillar Financial"), guaranteeing the Indebtedness (as hereinafter defined) of NEVADA GOLD-VERNON DOWNS, INC (hereinafter referred to as "Obligor").

WITNESSETH:

FOR VALUE RECEIVED, and/or as an inducement to Caterpillar Financial to now or hereafter enter into, purchase or otherwise acquire the agreements, accounts and/or other obligations evidencing and/or securing Obligor's Indebtedness and in consideration of and for credit and financial accommodations now or hereafter extended to or for the account of the Obligor (which includes Caterpillar Financial's consent to an assignment and/or assumption of the Indebtedness), which is in the best interest of Guarantor and which would not have been extended but for this Guaranty, the Guarantor agrees as follows:

SECTION 1. Guaranty of Obligor's Indebtedness. Guarantor hereby absolutely, irrevocably and unconditionally agrees to, and by these presents does hereby: (a) guarantee the prompt and punctual payment, performance and satisfaction of all present and future indebtedness and obligations of Obligor to Caterpillar Financial which Obligor now owes Caterpillar Financial or which Obligor shall at any time or from time to time hereafter owe Caterpillar Financial when the same shall become due in connection with or arising out of that certain Finance Lease by and between Obligor and Caterpillar Financial dated 10-17-06, including any and all existing and future additional schedules, amendments and/or related agreements thereto (the "Contract"), whether direct or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, or by open account or otherwise, and whether representing rentals, principal, interest and/or late charges or other charges of an original balance, an accelerated balance, a balance reduced by part payment or a deficiency after sale of collateral or otherwise and (b) undertake and guarantee to pay on demand and indemnify Caterpillar Financial against all liabilities, losses, costs, attorney's fees, and expenses which may be suffered by Caterpillar Financial by reason of Obligor's default or default of the Guarantor (with all of Obligor's indebtedness and/or obligations as stated above (including all costs, fees and expenses) being hereinafter individually and collectively referred to under this Guaranty as Obligor's "Indebtedness", which Indebtedness shall be conclusively presumed to have been created in reliance upon this Guaranty).

SECTION 2. Joint, Several and Solidary Liability. Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction of Obligor's Indebtedness are independent of any agreement or transaction with any third parties and shall be on a "joint and several" and "solidary" basis along with Obligor to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Obligor's Indebtedness. In the event that there is more than one guarantor under this Guaranty, or in the event that there are other guarantors, endorsers, sureties or any other party who may at any time become liable for all or any portion of Obligor's Indebtedness (each, an "Other Obligor"), the provisions hereof shall be read with all grammatical changes thereby rendered necessary and each reference to the Guarantor shall include each and every one of these parties liable for all or any portion of Obligor's Indebtedness and each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such Other Obligors.

SECTION 3. Duration; Cancellation of Guaranty. This Guaranty and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as Obligor's Indebtedness shall be fully and finally paid, performed and/or satisfied, until such time as this Guaranty may be cancelled by Caterpillar Financial under a written cancellation instrument in favor of Guarantor or otherwise as stated herein.

SECTION 4. Default by Obligor. Immediately upon Obligor's default under any of its Indebtedness in favor of Caterpillar Financial, Caterpillar Financial may make demand upon Guarantor and Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Obligor's Indebtedness (whether at stated maturity, by required prepayment, declaration, acceleration or otherwise) and/or perform any covenant or agreement hereunder guaranteed. Such payment or payments shall be made immediately following demand by Caterpillar Financial at Caterpillar Financial's offices indicated above.

SECTION 5. Additional Covenants. Guarantor further agrees that Caterpillar Financial may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without affecting, impairing or releasing the obligations of Guarantor under this Guaranty: (a) discharge or release any party (including, but not limited to, Obligor, secondary obligors of Obligor's indebtedness or any co-guarantor under this Guaranty) who is or may be liable to Caterpillar Financial for Obligor's Indebtedness; (b) sell at public or private sale, exchange, release, impair, surrender, substitute, realize upon or otherwise deal with, in any manner and in any order and upon such terms and conditions as Caterpillar Financial deems best at its uncontrolled discretion, any leased equipment and/or any collateral listed in the Contract or now or hereafter otherwise directly or indirectly securing repayment of Obligor's Indebtedness (all such leased equipment and/or all such collateral shall hereinafter be referred to as the "Equipment"), including without limitation, the purchase of all or any part of such collateral for Caterpillar Financial's own account; (c) change the manner, place or terms of payment and/or available credit (including without limitation increase or decrease in the amount of such payments, available credit or any interest rate adjustments), or change or extend the time of payment of or renew, as often and for such periods as Caterpillar Financial may determine, or alter Obligor's Indebtedness or grant any other indulgence to Obligor and/or any secondary obligors of Obligor's Indebtedness or any co-guarantor under this Guaranty; (d) settle or compromise Obligor's Indebtedness with Obligor and/or any third party or refuse any offer of performance with respect to, or substitutions for, the Indebtedness; (e) take or accept any other security or guaranty for any or all of Obligor's Indebtedness; and/or (f) enter into, deliver, modify, amend or waive compliance with, any instrument, agreement or arrangement evidencing, securing or otherwise affecting, all or any part of Obligor's Indebtedness.

SECTION 6. No Release of Guarantor. Guarantor's obligations and liabilities under this Guaranty shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events: (a) death, insolvency, bankruptcy, arraignment, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Obligor (or any person acting on Obligor's behalf) or any Other Obligor or any other defense based on or arising out of the lack of validity or unenforceability of the Indebtedness or any agreement or instrument relating thereto or any provisions thereof and/or Obligor's absence or cessation of liability thereunder for any reason, including without limitation, Caterpillar Financial's failure to preserve any right or remedy against Obligor; (b) any change in Obligor's financial condition; (c) partial payment or payments of any amount due and/or outstanding under Obligor's Indebtedness; (d) any change in Obligor's management, ownership, identity or business or organizational structure; (e) any payment by Obligor or any other party to Caterpillar Financial that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Caterpillar Financial is required to fund such payment or pay such amount to Obligor or to any other person; (f) any sale, lease or transfer, whether or not commercially reasonable, of all or any part of Obligor's assets and/or any assignment, transfer or delegation of Obligor's Indebtedness to any third party (whereby this Guaranty shall continue to extend to all same due from or for the account of Obligor and/or the new or substituted legal entity); (g) any failure to perfect any lien or security interest securing the Indebtedness or preserve any right, priority or remedy against any Equipment; (h) any interruption, change or cessation of relations between Guarantor and Obligor; (i) any defect in, damage to, destruction of or loss of or interference with possession or use of any Equipment for any reason by Obligor or any other person; (j) any act or omission by Caterpillar Financial which increases the scope of Guarantor's risk, including without limitation, negligent administration of transactions with Obligor; and/or (k) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against Guarantor.

SECTION 7. Waivers by Guarantor. Guarantor waives, for the benefit of Caterpillar Financial (which waivers shall survive until this Guaranty is released or terminated in writing by Caterpillar Financial): (a) notice of the acceptance of this Guaranty; (b) notice of the existence, creation or incurrence of new and/or additional debt owing from Obligor to Caterpillar Financial; (c) presentment, protest and demand, and notice of protest, demand, nonpayment, nonperformance and dishonor of any and all

agreements, notes or other obligations signed, accepted, endorsed or assigned to or by Caterpillar Financial or agreed to between Obligor and Caterpillar Financial; (d) notice of adverse change in Obligor's financial condition or any other fact which might materially increase the risk of Guarantor; (e) any and all rights in and notices or demands relating to any Equipment, including without limitation, all rights, notices, advertisements or demands relating, whether directly or indirectly, to the foreclosure, sale or other disposition of any or all such Equipment or the manner of such sale or other disposition; (f) any claim, right or remedy which Guarantor may now have or hereafter acquire against the Obligor that arises hereunder and/or from the performance by any Other Obligor including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Caterpillar Financial against the Obligor or any security which Caterpillar Financial now has or hereafter acquires with respect to the Obligor, whether or not such claim, right or remedy arises in equity, under contract (express or implied), by statute, under common law or otherwise; (g) notice of any default by Obligor or any other person obligated in any manner for all or any portion of Obligor's Indebtedness and notice of any legal proceedings against such parties; (h) any right of contribution from any Other Obligors; (i) notice and hearing as to any prejudgment remedies; (j) any defense which is premised on an alleged lack of consideration of the obligation undertaken by Guarantor, including without limitation, any defense to the enforcement of this Guaranty based upon the timing of execution of this Guaranty and/or that the Guaranty had been executed after the execution date of any agreements evidencing the Indebtedness; (k) all exemptions and homestead laws; (l) any other demands and notices required by law; (m) all setoffs and counterclaims against Caterpillar Financial and/or Obligor; (n) any defense based on the claim that Guarantor's liabilities and obligations exceed or are more burdensome than those of Obligor; (o) any defense which the Obligor may assert or be able to assert on the underlying Indebtedness or which may be asserted by Guarantor, including but not limited to (i) breach of warranty, (ii) fraud, (iii) statute of frauds, (iv) infancy, (v) statute of limitations, (vi) lender liability, (vii) accord and satisfaction, (viii) payment and/or (ix) usury.

SECTION 8. Enforcement of Guarantor's Obligations and Liabilities. Guarantor agrees that, should Caterpillar Financial deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Guaranty, Caterpillar Financial may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Obligor's Indebtedness from Obligor or from any Other Obligor, whether through filing of suit or otherwise, (ii) attempting to exercise any rights Caterpillar Financial may have against any Equipment, whether through re-lease, the filing of an appropriate foreclosure action or otherwise, (iii) including Obligor or any Other Obligor as an additional party defendant in such a collection action against Guarantor, or (iv) pursuing any other remedy in Caterpillar Financial's power or to mitigate damages. If there is more than one guarantor under this Guaranty, each Guarantor additionally agrees that Caterpillar Financial may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Caterpillar Financial against any other guarantor under this Guaranty.

SECTION 9. Construction. This writing is intended as a final expression of this Guaranty agreement and is a complete and exclusive statement of the terms of that agreement, provided however, that the provisions of this Guaranty shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous written guaranties or other written agreements by Guarantor (or any one or more of them), in favor of Caterpillar Financial or assigned to Caterpillar Financial by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Caterpillar Financial from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

SECTION 10. Successors and Assigns Bound. Guarantor's obligations and liabilities under this Guaranty shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. Caterpillar Financial may assign this Guaranty and any and all rights and interests included herein in Caterpillar Financial's sole discretion without notice to Guarantor and the rights and remedies granted to Caterpillar Financial under this Guaranty shall also inure to the benefit of Caterpillar Financial's successors and assigns, as well as to any and all subsequent holder or holders of any of Obligor's Indebtedness subject to this Guaranty, without setoff, counterclaim, reduction, recoupment, abatement, deduction or defense based on any claim Guarantor may have against Caterpillar Financial, such successors and assigns or subsequent holders of Obligor's Indebtedness. Guarantor shall not assign this Guaranty without the prior written consent of Caterpillar Financial.

SECTION 11. Termination. This Guaranty is irrevocable and may be terminated only as to Indebtedness created sixty (60) days after actual receipt by Caterpillar Financial of written notice of termination hereof, provided however, that all Indebtedness incurred, created or arising pursuant to a commitment of Caterpillar Financial made prior to the effective date of such termination (the "Termination Date") and any extensions, renewals or modifications of such Indebtedness (including without limitation loan and/or other commitments) agreed to or instituted by Caterpillar Financial prior to the Termination Date shall not be affected by such termination and shall be deemed to have been incurred prior to termination (irrespective of whether Indebtedness arising thereunder occurs after the Termination Date) and shall be fully covered by this Guaranty. Any termination of this Guaranty shall be ineffective unless upon the Termination Date Guarantor deposits with Caterpillar Financial collateral in the form of cash in an amount not less than the amount of the Indebtedness outstanding on the Termination Date. Such cash shall be held by Caterpillar Financial in a separate account and shall be returned to Guarantor upon the full and indefeasible payment of all of the Indebtedness.

SECTION 12. Governing Law; Waiver of Jury. This Guaranty shall be construed liberally in favor of Caterpillar Financial and shall be governed and construed in accordance with the substantive laws of the State of Tennessee without regard to the conflicts of laws principles thereof. ANY ACTION, SUIT OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE RELATIONSHIP BETWEEN GUARANTOR AND CATERPILLAR FINANCIAL WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. AS SUCH, GUARANTOR HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY THE COURT.

SECTION 12. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty in favor of Caterpillar Financial on the day, month and year first written above.

GUARANTOR HAS READ AND FULLY UNDERSTANDS ALL OF THE PROVISIONS OF THIS GUARANTY.

(Complete Address, Phone, SSN if Guarantor is an individual.)

Guarantor: NEVADA GOLD & CASINOS, INC.

Address: 3040 POST OAK BLVD, SUITE 675

Signature: ______________________

HOUSTON, TX, 77056

Name (PRINT): ______________________

Phone: (713)621-2245

Title: ____________

SSN: ____________